SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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CNF Inc.

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Notice of Annual Meeting

and

Proxy Statement

Annual Meeting of Shareholders

APRIL 22, 2003

CNF INC.

CNF INC.

3240 HILLVIEW AVENUE	TELEPHONE: 650/494-2900

PALO ALTO, CALIFORNIA 94304

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Tuesday, April 22, 2003

9:00 A.M., local time

Knowles Room, Hotel du Pont, 11th and Market Streets, Wilmington, Delaware

FELLOW SHAREHOLDER:

The Annual Meeting of Shareholders of CNF Inc. will be held at 9:00 A.M., local time, on Tuesday, April 22, 2003, to:

1.	Elect four Class III directors for a three-year term.

2.	Act upon a proposal to approve certain amendments to the Company’s 1997 Equity and Incentive Plan and to re-approve the Plan, as amended, in its entirety.

3.	Act upon a proposal to approve the Company’s 2003 Equity Incentive Plan for Non-Employee Directors.

4.	Ratify the appointment of auditors.

5.	Transact any other business properly brought before the meeting.

Shareholders of record at the close of business on March 3, 2003, are entitled to notice of and to vote at the meeting.

Your vote is important. Whether or not you plan to attend, I urge you to SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible will be represented at the meeting. If you attend the meeting and prefer to vote in person, you will be able to do so and your vote at the meeting will revoke any proxy you may submit.

Sincerely,

EBERHARD G.H. SCHMOLLER

Secretary

March 24, 2003

CNF INC.

3240 HILLVIEW AVENUE

PALO ALTO, CALIFORNIA 94304

TELEPHONE: 650/494-2900

PROXY STATEMENT

March 24, 2003

The Annual Meeting of Shareholders of CNF Inc. (the “Company”) will be held on Tuesday, April 22, 2003. Shareholders of record at the close of business on March 3, 2003 will be entitled to vote at the meeting. This proxy statement and accompanying proxy are first being sent to shareholders on or about March 24, 2003.

Board of Directors’ Recommendations

The Board of Directors of the Company is soliciting your proxy for use at the meeting and any adjournment or postponement of the meeting. The Board recommends a vote for the election of the nominees for directors described below, for approval of the proposed amendments to the Company’s 1997 Equity and Incentive Plan and re-approval of the Plan as amended, for approval of the Company’s 2003 Equity Incentive Plan for Non-Employee Directors, and for ratification of the appointment of KPMG LLP as independent auditors.

Proxy Voting Procedures

To be effective, properly signed proxies must be returned to the Company prior to the meeting. The shares represented by your proxy will be voted in accordance with your instructions. However, if no instructions are given, your shares will be voted in accordance with the recommendations of the Board.

Voting Requirements

A majority of the votes attributable to all voting shares must be represented in person or by proxy at the meeting to establish a quorum for action at the meeting. Directors are elected by a plurality of the votes cast, and the four nominees who receive the greatest number of votes cast for election of directors at the meeting will be elected directors for a three-year term. Approval of all other matters expected to come before the meeting requires a favorable vote of the holders of a majority of the voting power represented at the meeting.

In the election of directors, broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. With respect to all other matters, abstentions from voting will have the same effect as voting against such matter and broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

Voting Shares Outstanding

At the close of business on March 3, 2003, the record date for the Annual Meeting, there were outstanding and entitled to vote 49,517,951 shares of Common Stock and 780,134 shares of Series B Cumulative Convertible Preferred Stock (“Series B Preferred Stock”). Each share of Common Stock has the right to one non-cumulative vote and each share of Series B Preferred Stock has the right to 6.1 non-cumulative votes. Therefore, an aggregate of 54,276,768 votes are eligible to be cast at the meeting.

Proxy Voting Convenience

You are encouraged to exercise your right to vote by returning to the Company a properly executed WHITE proxy in the enclosed envelope, whether or not you plan to attend the meeting. This will ensure that your votes are cast.

You may revoke or change your proxy at any time prior to its use at the meeting. There are three ways you may do so: (1) give the Company a written direction to revoke your proxy; (2) submit a later dated proxy; or (3) attend the meeting and vote in person.

Attendance at the Meeting

All shareholders are invited to attend the meeting. Persons who are not shareholders may attend only if invited by the Board of Directors. If you are a shareholder but do not own shares in your name, you must bring proof of ownership (e.g., a current broker’s statement) in order to be admitted to the meeting.

ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote “For” All Nominees.

The Board of Directors of the Company, pursuant to the Bylaws, has determined that the number of directors of the Company shall be twelve. Unless you withhold authority to vote, your proxy will be voted for election of the nominees named below.

The following persons are the nominees of the Board of Directors for election as Class III directors to serve for a three-year term until the 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified:

Robert Alpert

Margaret G. Gill

Robert Jaunich II

Robert P. Wayman

If a nominee becomes unable or unwilling to serve, proxy holders are authorized to vote for election of such person or persons as shall be designated by the Board of Directors; however, the management knows of no reason why any nominee should be unable or unwilling to serve.

The Company has three classes of directors, each of which is elected for a three-year term. Class I directors will be elected in 2004 and Class II directors will be elected in 2005. All directors have previously been elected by the shareholders, except John C. Pope and Kevin Burns, who were appointed by the Board as Class I directors in January 2003.

CLASS III DIRECTORS

ROBERT ALPERT

Director since 1976

The Alpert Companies

private investment group

Robert Alpert has managed his own portfolio of companies since 1965. His business career includes over 40 years in banking, finance, real estate, and entertainment investments. He has served on numerous boards as a director and currently serves on the Boards of TXI, Inc. (Dallas, TX); Trio Consulting (UK) Ltd.; and The Empire AB (Stockholm, Sweden). Mr. Alpert is an advisory director for I.C. Deal Companies (Dallas, TX). Additionally, he is a life member of the Advisory Council for the University of Texas at Austin, College of Business Administration and a Trustee Emeritus for Colby College in Maine. He is a former Chairman for the Dallas Foundation for Health, Education and Research, a public charity. Mr. Alpert also serves as a consultant to La Paloma Films, Inc., which has been financially involved in a series of films and musicals over the years. He served as Honorary Consul for Sweden in Dallas for 14 years, retiring from the diplomatic post in January 2003. In 1999, Mr. Alpert was awarded a medal of honor from King Carl Gustaf H.M. of Sweden when the King knighted him “Officer First Class” of the Royal Order of the Polar Star. He has belonged to the Royal Round Table of Swedish Councils of America, the Swedish-American Chamber of Commerce and the Dallas Consul Corp. Mr. Alpert is a former member of the Chief Executive Organization and a current member of the World President’s Organization. Mr. Alpert, age 71, is a member of the Director Affairs, the Executive, and the Finance Committees of the Board.

MARGARET G. GILL

Director since 1995

Former Senior Vice President-Legal, External Affairs and Secretary,

AirTouch Communications

a wireless communications company

Mrs. Gill served as Senior Vice President-Legal, External Affairs and Secretary of AirTouch Communications from January 1994 until July 1999, when AirTouch was acquired by Vodafone PLC. Prior to joining AirTouch she was, for 20 years, a partner in the law firm of Pillsbury, Madison & Sutro (now Pillsbury Winthrop) in San Francisco. From 1983 to 1993, she served as practice group manager and senior partner for the firm’s corporate securities group. Mrs. Gill earned her law degree in 1965 from Boalt Hall Law School, University of California at Berkeley, and holds a Bachelor of Arts degree from Wellesley College. Mrs. Gill, age 63, manages the Stephen and Margaret Gill Family Foundation, of which she is Board Chair and President. She is also a member of the Board of Directors of the Episcopal Diocese of California, a Director and Chair of Episcopal Charities, and a trustee and executive committee member of the San Francisco Ballet. Mrs. Gill is a member of the Audit and the Director Affairs Committees of the Board.

ROBERT JAUNICH II

Director since 1992

Managing Director,

The Fremont Group

a private investment corporation

Mr. Jaunich joined The Fremont Group, a private investment corporation managing assets of $11.0 billion, in January 1991. He is Managing Director and member of the Boards of Directors and the Executive Committees of the Boards for Fremont’s principal entities, Fremont Group, L.L.C. and Fremont Investors Inc. He is also General Partner of Fremont Partners, L.P., which manages $1.6 billion targeted to make and oversee majority equity investments in operating companies representing a broad spectrum of industries. Additionally, he is President of Fremont Capital, Inc., an SEC/NASD registered broker/dealer. In addition to serving on the Board of the Company, Mr. Jaunich serves as Chairman of several corporations including Crown Pacific, Ltd., Kinetic Concepts, Inc., Software Architects Inc., Juno Lighting, Inc., Nellson Nutraceutical Inc. and serves on the board of Kerr Group, Inc. He is a Trustee of the non-profit National Recreation Foundation. He is a life member of the World Presidents’ Organization and was a member of Young Presidents’ Organization (1980-1990). Mr. Jaunich, age 63, received a BA from Wesleyan University, Middletown, Connecticut and an MBA from Wharton Graduate School, University of Pennsylvania. He is Chairman of the Directors Affairs Committee and a member of the Executive and Finance Committees of the Board.

ROBERT P. WAYMAN

Director since 1994

Executive Vice President, Finance and Administration
and Chief Financial Officer,

Hewlett-Packard Company

a computer-manufacturing company

Mr. Wayman joined Hewlett-Packard Company in 1969. After serving in several accounting management positions, he was elected Vice-President and Chief Financial Officer in 1984. He became a Senior Vice President in 1987 and an Executive Vice President in 1992. Mr. Wayman, age 57, holds a bachelor’s degree in science engineering and a master’s degree in business administration from Northwestern University. He is a member of the Board of Directors of Sybase Inc., Portal Software Inc., and the Board of the Private Sector Council. He is a member of the Policy Council of the Tax Foundation, the Financial Executives Institute, the Council of Financial Executives of the Conference Board, and the Advisory Board to the Northwestern University School of Business. He is Chairman of the Audit Committee and a member of the Compensation Committee of the Board.

CLASS I DIRECTORS

KEVIN BURNS

Director since 2003

Executive Vice President,

Solectron Corporation

provider of electronics manufacturing services

Kevin Burns joined Solectron Corporation in 1998 as corporate vice president of global materials services and now serves as executive vice president and chief materials officer, responsible for Solectron’s global materials management activities. Prior to joining Solectron, Mr. Burns worked for Westinghouse Electric Corporation where he was the vice president and general manager of operations for the Power Generation division. Previously, Mr. Burns served as president of Westinghouse Security Systems. Prior to joining Westinghouse, Mr. Burns worked for McKinsey & Company, Inc. and General Electric Corporation. Mr. Burns has a Masters of Business Administration from The Wharton School of Business and a Bachelor of Science degree in mechanical/metallurgical engineering from the University of Connecticut. Mr. Burns, age 39, serves on the Compensation and Finance Committees of the Board of Directors.

W. KEITH KENNEDY, JR.

Director since 1996

Vice Chairman of the Board,

CNF Inc.

Retired President and Chief Executive Officer,

Watkins-Johnson Company

a high-technology corporation specializing in semiconductor

manufacturing equipment and electronic products for

telecommunications and defense

Dr. Kennedy was named Vice Chairman of CNF Inc. in April 2002. He retired as President and Chief Executive Officer of Watkins-Johnson Company in January 2000. He had held that position since January 1988. He joined Watkins-Johnson in 1968 and was a Division Manager, Group Vice President, and Vice President of Planning Coordination and Shareowner Relations prior to becoming President. Dr. Kennedy, age 59, is a graduate of Cornell University from which he holds B.S.E.E., M.S., and Ph.D. degrees. He is the current Chairman of Joint Venture: Silicon Valley Network, a non-profit regional organization and he serves on the Board of Lytton Gardens, a non-profit senior community. He had previously held Board and/or officer positions with Boy Scouts of America (Pacific Skyline Council), California State Chamber of Commerce, Silicon Valley Manufacturing Group and the Superschools Foundation of Fremont Union Schools District. Dr. Kennedy is a senior member of the Institute of Electrical and Electronics Engineers. He is Chairman of the Compensation Committee and a member of the Director Affairs Committee of the Board.

JOHN C. POPE

Director since 2003

Chairman,

PFI Group, LLC,

A financial management firm

John C. Pope is Chairman of PFI Group, LLC, a financial management firm that invests primarily in venture capital opportunities. From December 1995 to November 1999, Mr. Pope was Chairman of the Board of MotivePower Industries, Inc., a NYSE-listed manufacturer and remanufacturer of locomotives and locomotive components until it merged with Westinghouse Air Brake. Prior to joining MotivePower Industries, Mr. Pope spent six and one-half years with United Airlines and UAL Corporation in various roles, including President and Chief Operating Officer and a member of the Board of Directors. Mr. Pope also spent 11 years with American Airlines and its parent, AMR Corporation, serving as Senior Vice President of Finance, Chief Financial Officer and Treasurer. He was employed by General Motors Corporation prior to entering the airline industry. Mr. Pope is a member of the Board of Directors of Air Canada, Dollar Thrifty Automotive Group, Federal-Mogul Corporation, Kraft Foods, Inc., Per-Se Technologies, Inc., Wallace Computer Services, Inc. and Waste Management, Inc., as well as the Board of the John G. Shedd Aquarium in Chicago where he is also Chairman of the Finance Committee. Mr. Pope holds a master’s degree from the Harvard Graduate School of Business Administration and a bachelor’s degree in engineering and applied science from Yale University. Mr. Pope, age 54, is a member of the Audit and Finance Committees of the Board of Directors.

GREGORY L. QUESNEL

Director since 1998

President and Chief Executive Officer,

CNF Inc.

Mr. Quesnel, 54, was named President and Chief Executive Officer of the Company in May 1998. At that time, he was also elected as a member of the Company’s Board of Directors. As part of a planned succession, Mr. Quesnel was elected President and Chief Operating officer in July 1997. Prior to that, Mr. Quesnel was Executive Vice President and Chief Financial Officer of the Company. Mr. Quesnel has more than 27 years of experience in the transportation industry. He joined the Company in 1975, following several years of professional experience with major corporations in the petroleum and wood products industries. Mr. Quesnel advanced through increasingly responsible positions and, in 1990, Mr. Quesnel was elected Vice President and Treasurer of the Company; in 1991, he was elected Senior Vice President and Chief Financial Officer; and he was promoted to Executive Vice President and Chief Financial Officer in 1994. Mr. Quesnel is a member of the California Business Roundtable and the Conference Board. He also serves as a member of the Executive Committee of the Bay Area Council of the Boy Scouts of America and is a member of the Board of Directors of Potlatch Corporation. Mr. Quesnel earned a bachelor’s degree in finance from the University of Oregon and holds a master’s degree in business administration from the University of Portland. Mr. Quesnel is a member of the Executive Committee of the Board.

CLASS II DIRECTORS

DONALD E. MOFFITT

Director 1986-1988

Director since 1991

Chairman of the Board,

CNF Inc.

Mr. Moffitt was named President and Chief Executive Officer of the Company in 1991 and Chairman of the Board of Directors in 1995. He served as President until June 1997 and as Chief Executive Officer through April 1998. He joined Consolidated Freightways Corporation of Delaware, a former Company subsidiary, as an accountant in 1955 and advanced to Vice President-Finance in 1973. In 1975, he transferred to the Company as Vice President-Finance and Treasurer and, in 1981, was elected Executive Vice President-Finance and Administration. In 1983, he assumed the additional duties of President, CF International and Air, Inc., where he directed the Company’s international and air freight businesses. Mr. Moffitt was elected Vice Chairman of the Board of the Company in 1986. He retired as an employee and as Vice Chairman of the Board of Directors in 1988 and returned to the Company as Executive Vice President-Finance and Chief Financial Officer in 1990. Mr. Moffitt, age 70, is a member and regional Vice Chairman of the Board of Directors of the U.S. Chamber of Commerce and a member of the Business Advisory Council of the Northwestern University Transportation Center. He also serves on the Boards of the San Francisco Bay Area Council and Boy Scouts of America and is a member of the Board of Trustees of the Automotive Safety Foundation and the National Commission Against Drunk Driving. He is a former member of the Board of Directors and the Executive Committee of the Highway Users Federation. Mr. Moffitt is Chairman of the Executive Committee and serves on the Director Affairs Committee of the Board.

MICHAEL J. MURRAY

Director since 1997

Retired President, Global Corporate and Investment Banking,

Bank of America Corporation

Mr. Murray retired July 2000 as president of Global Corporate and Investment Banking at Bank of America Corporation and as a member of the corporation’s Policy Committee. From March 1997 to the BankAmerica-Nations Bank merger in September 1998, Mr. Murray headed BankAmerica Corporation’s Global Wholesale Bank and was responsible for its business with large corporate, international, and government clients around the world. Mr. Murray was named a BankAmerica vice chairman and head of the U.S. and International Groups in September 1995. He had been responsible for BankAmerica’s U.S. Corporate Group since BankAmerica’s merger with Continental Bank Corporation in September 1994. Prior to the BankAmerica-Continental merger, Mr. Murray was vice chairman and head of Corporate Banking for Continental Bank, which he joined in 1969. Mr. Murray is a member of the Board of Directors of the eLoyalty Corporation in Lake Forest, Illinois and Neoforma, Inc. in San Jose, CA. In addition, he is on the Board of Sapias, Inc., and on the advisory board of the Petkevich Group, both private companies headquartered in San Francisco. He is past Chairman of the United Way of the Bay Area and continues to serves on its board. Mr. Murray is also on the board of the California Academy of Sciences in San Francisco and is a member of the Advisory Council for the College of Business of the University of Notre Dame. Mr. Murray, age 58, received his BBA from the University of Notre Dame in 1966 and his MBA from the University of Wisconsin in 1968. He is a member of the Audit and Compensation Committees of the Board.

ROBERT D. ROGERS

Director since 1990

President and Chief Executive Officer,

Texas Industries, Inc.

a producer of steel, cement, aggregates and concrete

Mr. Rogers joined Texas Industries, Inc. in 1963 as General Manager/European Operations. In 1964, he was named Vice President-Finance; in 1968, Vice President-Operations; and in 1970, he became President and Chief Executive Officer. He is also a director of Texas Industries, Inc. Mr. Rogers is a graduate of Yale University and earned an MBA from the Harvard Graduate School of Business. He is a member of the Executive Board for Southern Methodist University Cox School of Business. Mr. Rogers, age 66, served as Chairman of the Federal Reserve Bank of Dallas from 1984 to 1986 and was Chairman of the Greater Dallas Chamber of Commerce from 1986 to 1988. He is Chairman of the Finance Committee and a member of the Compensation Committee of the Board.

WILLIAM J. SCHROEDER

Director since 1996

President and Chief Executive Officer,

Vormetric, Inc.

a private, development-stage company designing and marketing a family of systems for securing enterprise data storage

Mr. Schroeder joined Vormetric as President and CEO in 2002, where he has served as a director since 2001. During 2000, Mr. Schroeder was President and CEO of CyberIQ Systems, Inc., a private start-up company in the Internet traffic switch market, which filed for bankruptcy on March 11, 2001. Mr. Schroeder was previously employed by Diamond Multimedia Systems, Inc. as President and CEO (1994-1999) and before that by Conner Peripherals, Inc., initially as President and Chief Operating Officer (1986-1989) and later as Vice Chairman (1989-1994). Earlier, Mr. Schroeder was the founder and CEO (1978-1986) of Priam Corporation. Mr. Schroeder also served in various management or technical positions at Memorex Corporation, McKinsey & Co., and Honeywell, Inc. and currently serves on the Board of Directors of WatchGuard Technologies, Inc. and two private companies. Mr. Schroeder, age 58, holds the MBA degree with High Distinction from the Harvard Business School and the M.S.E.E. and B.E.E. degrees from Marquette University. He is a member of the Audit and Finance Committees of the Board.

STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock and Series B Preferred Stock, as of February 1, 2003, by the directors, the executive officers identified in the Summary Compensation Table below and by the directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Robert Alpert	79,150 Common 0 Series B Preferred	*

Kevin Burns	3,139 Common 0 Series B Preferred	*

Gerald L. Detter(2)	302,948 Common 246 Series B Preferred	*

Margaret G. Gill	20,980 Common 0 Series B Preferred	*

Robert Jaunich II	34,382 Common 0 Series B Preferred	*

W. Keith Kennedy, Jr.	28,936 Common 0 Series B Preferred	*

Donald E. Moffitt	488,656 Common 0 Series B Preferred	*

Michael J. Murray	25,279 Common 0 Series B Preferred	*

John C. Pope	3,139 Common 0 Series B Preferred	*

Gregory L. Quesnel(3)	643,315 Common 234 Series B Preferred	*

Sanchayan C. Ratnathicam(4)	245,642 Common 191 Series B Preferred	*

Robert D. Rogers	28,327 Common 0 Series B Preferred	*

Eberhard G.H. Schmoller(5)	284,708 Common 198 Series B Preferred	*

William J. Schroeder	17,160 Common 0 Series B Preferred	*

Robert P. Wayman	21,204 Common 0 Series B Preferred	*

John H. Williford(6)	279,528 Common 167 Series B Preferred	*

All directors and executive officers as a group (16 persons)	2,506,493 Common 1,036 Series B Preferred	4.7%

*	Less than one percent of the Company’s outstanding shares of Common Stock.

(1)	Represents shares as to which the individual has sole voting and investment power (or shares such power with his or her spouse). The shares shown for non-employee directors include the following number of shares of restricted stock and number of shares which the non-employee director has the right to acquire within 60 days of February 1, 2003 because of vested stock options: Mr. Alpert, 11,079 and 13,602; Mr. Burns, 1,155 and 1,984; Mrs. Gill, 2,214 and 16,713; Mr. Jaunich, 2,214 and 18,249; Dr. Kennedy, 2,214 and 21,090; Mr. Moffitt, 7,535 and 429,867; Mr. Murray, 2,214 and 12,322; Mr. Pope, 1,155 and 1,984; Mr. Rogers, 2,214 and 21,194; Mr. Schroeder, 2,214 and 10,014; and Mr. Wayman, 2,214 and 16,071. The restricted stock and stock options were awarded under and are governed by the Amended and Restated Equity Incentive Plan for Non-Employee Directors, except for 5,000 shares of Restricted Stock and 418,026 stock options that were awarded Mr. Moffitt in his capacity as an executive officer of the Company prior to his retirement.

(2)	The shares shown include 208,524 shares which Mr. Detter has the right to acquire within 60 days of February 1, 2003, because of vested stock options. In addition to the holdings described in the above table, Mr. Detter also holds 29,746 phantom stock units under the Company’s Deferred Compensation Plan for Executives.

(3)	The shares shown include 593,643 shares which Mr. Quesnel has the right to acquire within 60 days of February 1, 2003 because of vested stock options. In addition to the holdings described in the above table, Mr. Quesnel also holds 20,302 phantom stock units under the Company’s Deferred Compensation Plan for Executives.

(4)	The shares shown include 224,737 shares which Mr. Ratnathicam has the right to acquire within 60 days of February 1, 2003 because of vested stock options. In addition to the holdings described in the above table, Mr. Ratnathicam also holds 1,556 phantom stock units under the Company’s Deferred Compensation Plan for Executives.

(5)	The shares shown include 265,601 shares which Mr. Schmoller has the right to acquire within 60 days of February 1, 2003 because of vested stock options.

(6)	The shares shown include 185,366 shares which Mr. Williford has the right to acquire within 60 days of February 1, 2003 because of vested stock options.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND CERTAIN BOARD COMMITTEES

During 2002, the Board of Directors held eight meetings. Each incumbent director attended at least 75% of all meetings of the Board and the committees of the Board on which he or she served.

Non-management members of the Board of Directors meet in executive session at least twice a year. Neither the Chief Executive Officer nor any other member of management attends such meetings of non-management directors. The Board of Directors and each Committee of the Board is authorized, as it determines necessary to carry out its duties, to engage independent counsel and other advisors. The Company compensates, or provides adequate funding to the Board or the applicable Committee for the payment of compensation to, any such independent counsel or other advisor.

The Board of Directors currently has the following standing committees: Audit Committee, Compensation Committee, Director Affairs Committee, Executive Committee and Finance Committee. Descriptions of the Audit, Compensation and Director Affairs Committees follow:

Audit Committee:    The Audit Committee provides assistance to the Board in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, and internal control functions of the Company. The Committee receives reports on the work of the Company’s outside auditors and internal auditors, and reviews with them the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures. Pursuant to Board policy, the Company’s Chief Executive Officer, Chief Financial Officer, Controller and General Counsel are required to promptly notify the Chair of the Audit Committee upon receiving complaints regarding accounting, internal control and auditing matters involving the Company. The Company’s Board of Directors has adopted a written charter for the Audit Committee, a copy of which was included as Appendix B to the Company’s 2001 Proxy Statement. The members of the Audit Committee are Robert P. Wayman—Chairman, Margaret G. Gill, Michael J. Murray, John C. Pope, and William J. Schroeder. All members of the Audit Committee are independent, as independence is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards. In January 2003, the Board designated each of Mr. Wayman and Mr. Pope as an “audit committee financial expert” as such term is defined in rules recently adopted by the Securities and Exchange Commission. The Committee met nine times during 2002.

Compensation Committee:    The Compensation Committee approves the salaries and other compensation of executive officers and other key employees, except that the Committee recommends to the Board for its approval the salary of the Chief Executive Officer of the Company. The Committee also oversees the administration of the Company’s short-term and long-term incentive compensation plans, oversees grants of stock options and other awards under the Company’s 1997 Equity and Incentive Plan, and reviews the retirement and benefit plans of the Company and its domestic subsidiaries for non-contractual employees. The current members of the Compensation Committee are W. Keith Kennedy, Jr.—Chairman, Kevin Burns, Michael J. Murray, Robert D. Rogers, and Robert P. Wayman. The Committee met three times during 2002

Director Affairs Committee:    The Director Affairs Committee reviews the qualifications of candidates to serve on the Board of Directors, consults with the management of the Company concerning potential candidates, and recommends to the Board of Directors nominees for membership on the Board. The Committee also oversees directors’ compensation, conducts an annual review of the performance of Board members, reviews and considers other matters pertaining to the functioning of the Board, and reviews and advises the Board regarding corporate governance issues. Shareholders’ proposals for nominees will be given due consideration by the Committee for recommendation to the Board based on the nominees’ qualifications. Shareholder nominee proposals should be submitted in writing to the Chairman of the Director Affairs Committee in care of the Corporate Secretary. The members of the Director Affairs Committee are Robert Jaunich II—Chairman, Robert Alpert, Margaret G. Gill, W. Keith Kennedy, Jr., and Donald E. Moffitt. The Committee met twice during 2002.

COMPENSATION OF DIRECTORS

During 2002, each non-employee director was paid an annual retainer of $20,000. Non-employee directors were also paid $1,500 per Board meeting attended and $1,000 per Committee meeting attended. Board Committee Chairpersons received an additional $750 per quarter. In addition, the Chairman and Vice Chairman of the Board, who are not employees of the Company, were paid $100,000 and $66,667 respectively.

Effective January 1, 2003 the annual retainer paid to non-employee directors was increased from $20,000 to $30,000. Committee chair fees were increased from $3,000 per year (i) to $10,000 per year for the Audit Committee, (ii) to $8,000 per year for the Compensation and Director Affairs Committees, and (iii) to $5,000 per year for the Finance Committee.

Directors may elect to defer payment of their fees. Payment of any deferred amount and interest equivalents accrued thereon will be made in a lump sum or in installments beginning no later than the year following the director’s final year on the Company’s Board. Directors are also provided with certain insurance coverages and, in addition, are reimbursed for travel expenses incurred for attending Board and Committee meetings.

Awards of restricted stock and stock options have been made from time to time to non-employee directors under the Equity Incentive Plan for Non-Employee Directors, as amended and restated in 1995 (the “Plan”). The original Plan was approved by the Company’s shareholders in 1994, and the amended and restated Plan was approved by the Company’s shareholders in 1995. In 2002, each non-employee director serving on the Board on January 1 received a restricted stock award having a fair market value of $12,500, and a grant of options for 2,168 shares of the Company’s Common Stock. In addition, the Vice Chairman of the Board received a grant of 10,000 shares upon being named to the position. Because only 4,976 shares remain available for issuance under the Plan, the Board has placed on the agenda for the Annual Meeting a proposal to approve a new CNF Inc. 2003 Equity Incentive Plan for Non-Employee Directors.

COMPENSATION OF EXECUTIVE OFFICERS

I.    SUMMARY COMPENSATION TABLE

The following table sets forth the compensation received by the Company’s Chief Executive Officer and the four next most highly paid executive officers for the three fiscal years ended December 31, 2002. As used in this Proxy Statement, “Named Executives” means the officers identified in this Summary Compensation Table.

Name and Principal Position(s)	Year	Annual Compensation			Long-Term Compensation			All Other Compen- sation (6)($)
				Other	Awards		Payouts
		Salary ($)	Bonus (2)($)	Annual Compen- sation (3)($)	Restricted Stock Awards (4)($)	Securities Underlying Options/ SAR’s(#)	LTIP Payouts (5)($)
Gregory L. Quesnel President and Chief Executive Officer	2002 2001 2000	$712,504 712,504 712,504	$2,137,512 0 278,915	$75,269 107,645 32,583	$0 0 0	146,000/0 300,000/0 335,000/0	$0 0 478,392	$46,450 44,096 44,485

Gerald L. Detter(1) Senior Vice President	2002 2001 2000	$495,092 495,092 495,092	$691,204 214,231 687,198	$61,353 60,845 23,386	$1,612,500 0 0	25,000/0 100,000/0 112,000/0	$0 0 363,578	$39,836 37,794 38,120

Sanchayan Ratnathicam Senior Vice President and Chief Financial Officer	2002 2001 2000	$425,048 425,048 390,020	$956,358 0 114,507	$26,268 25,337 6,867	$0 0 0	45,000/0 90,000/0 177,000/0	$0 0 363,578	$30,552 27,773 27,979

Eberhard G.H. Schmoller Senior Vice President, General Counsel and Secretary	2002 2001 2000	$359,008 359,008 359,008	$807,768 0 105,402	$71,078 71,147 29,376	$0 0 0	45,000/0 85,000/0 93,000/0	$0 0 325,307	$27,609 26,127 26,361

John H. Williford(1) Senior Vice President	2002 2001 2000	$473,578 400,036 400,036	$643,115 125,718 381,629	$6,544 3,977 1,209	$806,250 0 0	50,000/0 115,000/0 112,000/0	$0 0 325,307	$17,403 16,425 16,511

(1)	Mr. Detter is also President and Chief Executive Officer of Con-Way Transportation Services, Inc., the Company’s regional full-service trucking subsidiary. Mr. Williford is also President and Chief Executive Officer of Menlo Worldwide, LLC, the Company’s supply chain management subsidiary.

(2)	The amounts shown in this column reflect payments under the Company’s short-term incentive compensation plans in which all regular, full-time, non-contractual employees of the Company are eligible to participate. They also reflect, in the case of Messrs. Detter and Williford (for 2000 and 2002 only), special incentive compensation payments made under the Company’s short-term incentive compensation plans in which only those Named Executives are eligible to participate.

(3)	Amounts shown for 2002 in this column include: (a) Long-Term Incentive Plan interest earned and deferred for Messrs. Quesnel and Schmoller of $217 and $4,869, respectively; and (b) interest earned on deferred compensation account balances above 120% of the applicable federal rate for Messrs. Quesnel, Detter, Ratnathicam, Schmoller and Williford of $75,052, $61,353, $26,268, $66,209 and $6,544, respectively.

(4)

At the end of 2002, based upon the closing price of the Company’s common stock on December 31, 2002 ($33.24), Mr. Quesnel held 22,418 restricted shares valued at $745,174; Mr. Detter held 77,125 restricted shares valued at $2,563,635; Mr. Ratnathicam held 6,000 restricted shares valued at $199,440; Mr. Schmoller held 7,584 restricted shares valued at $252,092; and Mr. Williford held 62,959 restricted shares valued at $2,092,757. Dividends are paid on all shares of restricted stock. All restricted stock held by the Named Executives is performance restricted stock, except for 70,000 shares of restricted stock held by Mr. Detter, and 25,000 shares of restricted stock held by Mr. Williford. For all performance restricted stock held by each Named

Executive, one-third of the shares are eligible for vesting at the end of the first award year and an additional one-third are eligible for vesting at the end of the second and third award years, provided that applicable performance criteria are met, except for 30,000 shares held by Mr. Williford which are eligible to vest one-half at the end of the fourth and fifth award years, provided that applicable performance criteria are met.

The 70,000 shares of non-performance restricted stock held by Mr. Detter are scheduled to vest as follows: 20,000 shares on January 1, 2004, 25,000 shares on January 1, 2005, and 25,000 shares on January 1, 2006. The 25,000 shares of non-performance restricted stock held by Mr. Williford are scheduled to vest on January 1, 2006.

(5)	Amounts shown in this column reflect payments earned by the Named Executives for awards granted under the Company’s Return on Equity and Value Management Plans. Effective January 1, 2000, the Value Management Plan replaced the Return on Equity Plan. No payments were made for the three-year Value Management award cycle commencing January 1, 2000 and ending December 31, 2002 or for the three-year Return on Equity award cycle commencing January 1, 1999 and ending December 31, 2001. Payments shown for 2000 are for the three-year award cycle commencing January 1, 1998 and ending December 31, 2000.

(6)	Amounts shown for 2002 in this column include:

(a)	Payments by the Company for premiums for split dollar life insurance and supplemental group life insurance on behalf of Messrs. Quesnel, Detter, Ratnathicam, Schmoller, and Williford of $43,450, $36,836, $27,553, $24,609, and $14,403, respectively.

(b)	Company contributions to the Thrift and Stock Plan accounts of Messrs. Quesnel, Detter, Ratnathicam, Schmoller, and Williford of $3,000 each.

II.    OPTION/SAR GRANTS TABLE

Option/SAR Grants in Last Fiscal Year

	Individual Grants(1)				Grant Date Present Value(3)($)
	Number of Securities Underlying Options/SARs Granted(2)(#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Gregory L. Quesnel	146,000/0	17.53%	$31.38	12/02/12	$3,686,500
Gerald L. Detter	25,000/0	3.00%	31.38	12/02/12	631,250
Sanchayan C. Ratnathicam	45,000/0	5.40%	31.38	12/02/12	1,136,250
Eberhard G.H. Schmoller	45,000/0	5.40%	31.38	12/02/12	1,136,250
John H. Williford	50,000/0	6.00%	31.38	12/02/12	1,262,500

(1)	No SARs were issued in 2002.

(2)	All options become exercisable at the times described below, or earlier upon a change in control of the Company: one-fourth of the options granted on December 2, 2002 becomes exercisable on January 1, 2004 and an additional one-fourth becomes exercisable on the first, second and third anniversaries of that date.

(3)	Present value based on modified Black-Scholes option pricing model which includes assumptions for the following variables: (i) option exercise prices equal the fair market values on the dates of grant; (ii) option term equals 5.9 years (based on historical option exercise experience, rather than actual option term of 10 years); (iii) volatility equals 0.47; (iv) weighted average risk-free interest rate equals 3.71%; and (v) estimated future average dividend yield equals 1.20%.

The Company’s use of this model should not be construed as an endorsement of its accuracy in valuing options. The Company’s executive stock options are not transferable so the “present value” shown is not currently realizable by the executive. Compensation resulting from option grants will ultimately depend on the amount by which the market price of the stock exceeds the exercise price on the date of exercise.

III.    OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

Aggregated Option/SAR Exercises in Last Fiscal Year and

Fiscal-Year End Option/SAR Values

The following table provides information on option/SAR exercises in 2002 by the Named Executives and the value of such officers’ unexercised options/SARs at December 31, 2002.

	Shares Acquired on Exercise (#)(1)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)(2) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End ($)(2)(3)(4)(5) Exercisable/Unexercisable
Gregory L. Quesnel	103,275	$1,798,277	428,002/773,918	$2,237,893/$4,561,354
Gerald L. Detter	0	0	148,024/241,502	494,744/1,487,229
Sanchayan C. Ratnathicam	8,882	208,214	173,112/271,461	1,071,795/1,780,833
Eberhard G.H. Schmoller	24,092	421,327	221,610/220,811	2,157,578/1,285,259
John H. Williford	0	0	125,491/274,627	590,846/1,643,229

(1)	The shares shown in this column for Messrs. Quesnel, Ratnathicam, and Schmoller were immediately sold following exercise, with the exception of 4,737 shares for Mr. Quesnel and 3,500 shares for Mr. Ratnathicam that were acquired upon exercise and held.

(2)	Mr. Quesnel has 427,393 exercisable options valued at $2,235,611; 773,918 unexercisable options valued at $4,561,354; and 609 SARs the appreciation on which is valued at $2,282. Mr. Detter has 148,024 exercisable options valued at $494,744; 241,502 unexercisable options valued at $1,487,229; and no SARs. Mr. Ratnathicam has 173,112 exercisable options valued at $1,071,795; 271,461 unexercisable options valued at $1,780,833; and no SARs. Mr. Schmoller has 218,526 exercisable options valued at $2,143,396; 220,811 unexercisable options valued at $1,285,259; and 3,084 SARs, the appreciation on which is valued at $14,182. Mr. Williford has 125,491 exercisable options valued at $590,846; 274,627 unexercisable options valued at $1,643,229; and no SARs. The value of outstanding SARs was fixed as described in footnote 5 below when the Company’s SAR plan was terminated on March 31, 1990.

(3)	Based on the closing stock price of $33.24 on December 31, 2002.

(4)	Numbers shown reflect the value of options granted at various times over a ten-year period.

(5)	The Company’s Incentive Compensation Stock Appreciation Rights Plan (“SAR Plan”) was terminated on March 31, 1990. Under the SAR plan, selected key employees were afforded the opportunity to convert cash awards under the Company’s short-term incentive compensation plans into SARs corresponding in value to the Company’s shares of Common Stock. The SARs fluctuated in value as the price of the Common Stock increased or decreased and earned amounts equal to dividends declared on the Common Stock. When the SAR Plan was terminated, the value of all outstanding SARs was fixed as of that date. Interest equivalents have been credited to outstanding balances of participants since April 1, 1990. Payouts are made in cash and commence upon a participant’s prior election or termination of employment with the Company.

IV.    LONG-TERM INCENTIVE PLAN AWARDS TABLE

The following table sets forth information regarding awards made to the Named Executives in 2002 under the Company’s Value Management Plan. Except for such awards, no long-term incentive plan awards were made to the Named Executives in 2002.

Name	Target Number of Shares, Units or Other Rights (% of Salary)	Performance or Other Period Until Maturation or Payout	Estimated Future Payouts under the Value Management Plan(1)
			Threshold($)	Target($)	Maximum($)
Gregory L. Quesnel	111.0%	12/31/04	$0	$790,879	$1,581,759
Gerald L. Detter	80.0%	12/31/04	0	396,074	792,147
Sanchayan C. Ratnathicam	80.0%	12/31/04	0	340,038	680,077
Eberhard G.H. Schmoller	73.3%	12/31/04	0	263,153	526,306
John H. Williford	80.0%	12/31/04	0	380,016	760,032

(1)	Target payouts are made if the Total Business Return (TBR) for the applicable award period is equal to a specified target percentage (differs by executive). For TBR below the target percentage, the payouts decrease on a pro rata basis and drop to zero at a specified threshold percentage. For TBR above the target percentage, the payouts increase on a pro rata basis, up to a maximum of twice the target payout at a specified superior percentage.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

To the Board of Directors:

The Compensation Committee of the Board of Directors administers the Company’s executive compensation program, the purpose of which is to: (a) align the Company’s rewards strategy with its business objectives; (b) support a culture of strong performance; and (c) attract, retain and motivate highly talented executives.

Executive compensation consists of three components: base salary, short-term incentive compensation, and long-term incentive compensation. The Company has put a significant portion of total compensation for all executives “at risk” through short-term and long-term incentive compensation. It is the Company’s policy to tie a greater portion of an executive’s total compensation to performance of the Company and its subsidiaries than is the case for Company employees generally. In keeping with the general policy of pay for performance, an even greater portion of the total compensation for the executives named in the Summary Compensation Table on page 13 (“Named Executives”) is tied to performance than is the case for Company executives generally.

Each year the Committee reviews a report by an independent executive compensation consultant. That consultant, who historically was engaged by the Company at the direction of the Committee, on a going forward basis will be retained directly by the Committee. The consultant compares the Company’s executive compensation to the compensation of similar executives at companies considered to be the Company’s most direct competitors for executive talent. The comparison covers all aspects of compensation: base salaries, annual incentive bonuses and long-term incentive awards. In 2001 (for purposes of determining 2002 compensation), the executive compensation paid to the Named Executives was compared to compensation paid to top executives by the companies that comprise the Dow Jones Transportation Average (“DJTA”), while the executive compensation paid to the Company’s other executives was reviewed against surveys of executive compensation paid to similar executives in general industry, taking into account the Company’s size compared to those companies. With respect to executives other than the Named Executives, the Compensation Committee believes that this general industry peer group, rather than the DJTA companies that comprise the peer group index in the Comparison of Five Year Cumulative Total Return graph included in this Proxy Statement, better reflects the Company’s most direct competitors for executive talent.

As part of the 2001 engagement (for 2002 compensation), the independent consultant concluded that, taken together, the elements of the Company’s executive compensation package deliver pay opportunities that are within the competitive norm and consistent with the Company’s pay-for-performance philosophy.

Base Salary

The Company’s policy is to pay base salaries that are at the 50th percentile of salaries paid by companies in the compensation peer group. For 2002, the Committee determined that the salaries of the Named Executives (other than Mr. Williford) were generally in line with this goal. As a result, at the beginning of 2002, Messrs. Detter, Ratnathicam and Schmoller received no salary increases. In recognition of his performance and December 2001 promotion to the position of President and Chief Executive Officer of Menlo Worldwide LLC, at the beginning of 2002 Mr. Williford received a salary increase of 18.7%.

The base salaries for all Named Executives, other than the Chief Executive Officer, were approved by the Committee. The 2002 salary of Mr. Quesnel was approved by the Board of Directors as discussed below under “CEO Compensation.”

Short-Term Incentive Compensation

The Company’s policy is to pay short-term incentive compensation that is at the 60th percentile of short-term incentive compensation paid by companies in the compensation peer group. The Company’s short-term incentive compensation plans are reviewed and approved annually by the Committee. The plans are then incorporated into the Company’s business plan for the ensuing year and presented to the Board of Directors for approval and adoption. These plans provide for annual awards to regular, full-time, non-contractual employees. The Committee has delegated to the Chief Executive Officer and other executive officers the responsibility and authority to administer the Company’s short-term incentive plans, with the Committee making the final determination as to whether the performance goals applicable to awards in a particular plan year have been achieved.

At the end of the year, each major operating subsidiary develops goals which reflect its business objectives for the following year. These goals represent measurable performance objectives such as profits, revenue, returns on equity, assets or capital, expenses and service. The parent Company goals generally represent a compilation of the profit goals of the subsidiaries.

In 2002, the performance objective for Messrs. Quesnel, Ratnathicam and Schmoller was based on the pre-tax, pre-incentive income of the parent Company; the performance objective for Mr. Detter was based on the pre-incentive operating income of Con-Way Transportation Services, Inc.; and the performance objective for Mr. Williford was based on the pre-incentive operating income of Menlo Worldwide, LLC.

Upon attainment of the established performance goals, each plan participant (including the Named Executives) earns incentive compensation determined as a percentage of base salary, with the actual incentive varying depending upon the level of attainment of the established performance goals, against a “target incentive” tied to the participant’s level of responsibility. In addition, each participant’s incentive compensation is capped at an amount equal to twice the target incentive, except for the incentive compensation for Messrs. Quesnel, Ratnathicam and Schmoller, which is capped at an amount equal to three times the target incentive. However, the threshold level of performance below which no incentive compensation would be paid was set higher by the Committee for Messrs. Quesnel, Ratnathicam and Schmoller than for the other participants. Based on actual 2002 performance results, Messrs. Quesnel, Ratnathicam and Schmoller earned incentive compensation of $2,137,512, $956,358 and $807,768, respectively, under the Plan, and Messrs. Detter and Williford earned incentive compensation of $423,557 and $596,373, respectively.

In 2002, the Committee also continued the additional annual incentive bonus for operating company presidents, with bonus payments tied to the achievement of targeted operating ratios. Among the Named Executives, Messrs. Detter and Williford were eligible to participate in the bonus program. Based upon results of operations for 2002, Messrs. Detter and Williford received operating ratio bonuses of $267,647 and $46,742, respectively.

Long-Term Incentive Compensation

The Committee believes that executives should have a large stake in the risks and rewards of long-term ownership of the Company. The CNF Inc. 1997 Equity and Incentive Plan, which was approved at the Company’s 1997 Annual Meeting of Shareholders and re-approved at the Company’s 2000 Annual Meeting of Shareholders, provides for the granting of restricted stock awards, options to purchase shares of the Company’s Common Stock, and other types of long-term awards to key employees of the Company and its subsidiaries. The Company’s goal is to provide long-term incentive compensation that is at the 50th percentile of long-term incentive compensation paid by companies in the compensation peer group.

After reviewing information and recommendations provided by the above-mentioned executive compensation consultant and adjusting for individual factors, in 2002 the Committee granted non-qualified and incentive stock options for a total of 786,800 shares to executives of the Company and its subsidiaries, effective December 2, 2002. In addition to the annual grants made in December, non-qualified options for 46,100 shares were granted to various executive officers during the year upon hire or promotion. The stock options granted in 2002 to the Named Executives are set forth in the Option/SAR Grants Table on page 15.

In 2002, the Committee also elected to make long-term compensation awards in the form of restricted stock to five executives, including two of the Named Executives, in order to provide additional incentive for those executives to remain with the Company. In that regard, Mr. Detter received an award for 50,000 shares, one-half of which are scheduled to vest on January 1, 2005 and one-half of which are scheduled to vest on January 1, 2006 and Mr. Williford received an award for 25,000 shares that are scheduled to vest on January 1, 2006.

In order to maintain the Company’s overall long-term incentive compensation at competitive levels, in 2002 the Committee made awards to senior executives under a long-term incentive plan called the Value Management Plan, which in 2000 replaced the Company’s Return on Equity Plan. Under the Value Management Plan, which has rolling three year cycles with a new cycle beginning each year, long-term incentive awards are paid on a criterion called “Total Business Return” which is, in turn, based on cash generation and capital efficiency. The value management awards granted in 2002 to the Named Executives are set forth in the Long-Term Incentive Plan Awards Table on page 17. The initial cycle under the Value Management Plan ended on December 31, 2002 with no bonus payments being made (including to the Named Executives) since applicable performance criteria were not met for the three-year cycle.

Long-term incentive compensation awards made to Mr. Quesnel during 2002 are discussed in more detail below under “CEO Compensation.”

CEO Compensation

The Committee recommended, and the Board approved, a 2002 annualized base salary for Mr. Quesnel of $712,504, which is the same salary as Mr. Quesnel received in 1999, 2000 and 2001. This amount was recommended by the Committee and approved by the Board based on Mr. Quesnel’s performance and experience, on the comparative salaries paid to chief executive officers of companies within the compensation peer group, and on information provided by the Company’s independent executive compensation consultant.

As discussed above under “Short-Term Incentive Compensation,” in 2002 Mr. Quesnel earned short-term incentive compensation of $2,137,512 based on the pre-tax, pre-incentive income objective for the parent Company established at the beginning of 2002. That objective incorporated specific financial goals set by the Board of Directors for 2002 following significant losses in 2001. The Company exceeded those goals.

As discussed under “Long-Term Incentive Compensation” beginning on page 19, in 2002, Mr. Quesnel and the other Named Executives received as long-term compensation a combination of stock options and awards under the new Value Management Plan discussed above. Based upon information provided by the Company’s independent executive compensation consultant, the long-term awards made to Mr. Quesnel in 2002 have an aggregate projected value of approximately four times his annual salary if the Company achieves its goals relating to total business return and shareholder value.

Policy on Deductibility of Compensation

The federal income tax law limits the deductibility of certain compensation paid to the Chief Executive Officer and the four other most highly compensated executives (the “covered employees”) in excess of the statutory maximum of $1 million per covered employee. The Committee’s general policy is, where feasible, to structure compensation paid to the covered employees so as to maximize the deductibility of such compensation for federal income tax purposes; however, there may be circumstances where portions of such compensation will not be deductible. In 2002, as in prior years, no covered employee received compensation which was not deductible.

Under the federal income tax law, certain compensation, including “performance-based compensation,” is excluded from the $1 million deductibility limit. The Company’s 1997 Equity and Incentive Plan, which was approved at the Company’s 1997 Annual Meeting of Shareholders and re-approved at the Company’s 2000 Annual Meeting of Shareholders, allows the Committee to make certain short- and long-term incentive compensation awards to covered employees that qualify as “performance-based compensation.” The Committee intends to use such awards, where feasible, to carry out its general policy of providing a competitive compensation package which also structures compensation paid to the covered employees so as to maximize the deductibility of such compensation for federal income tax purposes.

THE COMPENSATION COMMITTEE

W. Keith Kennedy, Jr., Chairman	Robert D. Rogers
Richard B. Madden*	Robert P. Wayman
Michael J. Murray

*	Mr. Madden was a member of the Committee until April 29, 2002, at which time he retired as a director. He reviewed this report and, as to portions of the report relating to Committee actions taken during his tenure on the Committee, approved the report. Mr. Burns became a director of the Company and a member of the Committee in January 2003 and, accordingly, did not participate as a member of the Committee with respect to matters covered by the report.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of the Compensation Committee are all independent directors of the Company and have no other relationships with the Company and its subsidiaries.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN*

CNF Inc., S&P Midcap 400 Index, Dow Jones Transportation Average

	Cumulative Total Return
	4Q97	4Q98	4Q99	4Q00	4Q01	4Q02
CNF	$100.0	$98.0	$91.0	$90.5	$91.1	$91.2
S&P Midcap 400	$100.0	$119.0	$136.5	$160.3	$159.3	$136.1
Dow Jones Transportation Average	$100.0	$97.5	$93.1	$93.4	$84.8	$75.1

*	Assumes $100 invested on December 31, 1997 in CNF Inc. (then known as CNF Transportation Inc.), S&P Midcap 400 Index, and the Dow Jones Transportation Average and that any dividends were reinvested.

PENSION PLAN TABLE

ESTIMATED ANNUAL RETIREMENT BENEFITS

The following table illustrates the approximate annual pension that may become payable to an employee in the higher salary classifications under the Company’s retirement plans.

Average Final Total Earnings During Highest Five Consecutive Years of Last Ten Years of Employment	Years of Plan Participation
	15	20	25	30	35
$ 200,000	$41,182	$60,029	$78,875	$97,722	$116,568
300,000	62,682	91,255	119,827	148,400	176,972
400,000	84,182	122,481	160,779	199,078	237,377
500,000	105,682	153,707	201,731	249,756	297,781
600,000	127,182	184,932	242,683	300,434	358,185
700,000	148,681	216,158	283,635	351,112	418,589
800,000	170,181	247,384	324,587	401,790	478,993
900,000	191,681	278,610	365,539	452,468	539,398
1,000,000	213,181	309,836	406,491	503,147	599,802
1,100,000	234,681	341,062	447,443	553,825	660,206
1,200,000	256,180	372,288	488,395	604,503	720,610
1,300,000	277,680	403,514	529,347	655,181	781,014
1,400,000	299,180	434,740	570,299	705,859	841,419
1,500,000	320,680	465,966	611,251	756,537	901,823
1,600,000	342,180	497,191	652,203	807,215	962,227
1,700,000	363,679	528,417	693,155	857,893	1,022,631
1,800,000	385,179	559,643	734,107	908,571	1,083,035
1,900,000	406,679	590,869	775,059	959,249	1,143,440
2,000,000	428,179	622,095	816,011	1,009,928	1,203,844

Compensation covered for the Named Executives is the highest five-year average over the last ten years of employment of the “Salary” and “Bonus”, as such terms are used in the Summary Compensation Table on page 13, and of certain other compensation. Retirement benefits shown are payable at or after age 65 in the form of a single life annuity, using the current level of Social Security benefits to compute the adjustment for such benefits.

Applicable law for 2002 limits the annual benefits which may be paid from a tax-qualified retirement plan to $160,000 per year currently, and prevents pension accruals for compensation in excess of $200,000 per year and for deferred compensation. The Company has adopted non-qualified plans to provide for payment out of the Company’s general funds of benefits not covered by the qualified plans. The table above represents total retirement benefits which may be paid from a combination of qualified and non-qualified plans.

As of December 31, 2002, Messrs. Quesnel, Detter, Ratnathicam, Schmoller and Williford had 27, 34, 25, 28 and 21 years of plan participation, respectively.

CHANGE IN CONTROL ARRANGEMENTS

Messrs. Quesnel, Detter, Ratnathicam, Schmoller, and Williford have entered into severance agreements with the Company and, if applicable, the subsidiary by which they are employed. Each severance agreement provides that if such officer’s employment is actually or constructively terminated within two years of a change in control (as defined in the severance agreement) of the Company or the subsidiary or prior to a change in control at the direction of a person or entity which subsequently acquires control of the Company or the subsidiary, the officer generally will receive, among other things, (i) a lump sum cash payment equal to three times the officer’s base salary as of the date of termination (or as of the change of control, if higher); (ii) a lump sum cash payment equal to three times the officer’s average annual bonus over the three years prior to the termination of employment; (iii) life, disability, health, dental, and accidental insurance benefits for three years; and (iv) in the case of Messrs. Quesnel and Ratnathicam, a lump sum cash payment equal to the incremental value of an unreduced retirement benefit upon early retirement, if those officers would not otherwise have been entitled to an unreduced retirement benefit at the time of the change of control, but would have been entitled to an unreduced retirement benefit if credited with an additional three years of service time and age at the time of the change in control. The executives will also be entitled to receive additional payments to the extent necessary to compensate them for any excise taxes payable by them under the federal laws applicable to excess parachute payments.

PROPOSAL TO APPROVE CERTAIN AMENDMENTS TO THE CNF INC. 1997 EQUITY AND INCENTIVE PLAN, AND TO RE-APPROVE THE PLAN AS AMENDED

The Board of Directors of the Company has placed on the agenda of the meeting a proposal for the shareholders of the Company to approve certain amendments to the CNF Inc. 1997 Equity and Incentive Plan (the “Plan”), and to re-approve the Plan, as amended, in its entirety. The proposed amendments to the Plan would increase by 3,500,000 (from 6,200,000 to 9,700,000) the maximum number of shares of the Company’s common stock reserved for issuance under the Plan; by 875,000 (from 1,550,000 to 2,425,000) the maximum number of shares that may be awarded to a single individual over the term of the Plan; and by 1,000,000 (from 900,000 to 1,900,000) the maximum number of shares that may be issued in the form of restricted stock and phantom stock units over the term of the Plan. The term of the Plan is 10 years, and unless terminated earlier by the Board, the Plan will terminate on January 17, 2007. The Board of Directors has unanimously approved the amendments to the Plan, subject to approval by the shareholders of the Company. A copy of the Plan, as amended, is attached hereto as Exhibit A.

The Plan was adopted by the Board of Directors on January 17, 1997, subject to approval by the shareholders of the Company, and was approved by shareholders at the Company’s Annual Meeting of Shareholders held on April 28, 1997. As originally approved, the Plan authorized a total of 2.2 million shares of the Company’s common stock to be issued in connection with awards made under the Plan, of which up to 900,000 could be issued in the form of restricted stock and phantom stock units and up to 550,000 (i.e., 25% of the total number of authorized shares) could be granted to a single individual over the term of the Plan. In 2000, following Board approval, the Company obtained shareholder approval to amend the Plan to increase the total number of shares issuable under the Plan from 2,200,000 to 6,200,000 and the number of shares issuable to a single individual from 550,000 to 1,550,000 (25% of the increased number of authorized shares).

The Plan was put in place to assist the Company in attracting, retaining and motivating highly talented executives and to help align the interests of those executives with the interests of the Company’s shareholders by providing for the grant of awards that generally provide value to the executives only if the price of the Company’s common stock increases or specified performance goals are achieved. As discussed more fully in the “Compensation Committee Report on Executive Compensation” starting on page 18, the Compensation Committee maintains a policy of “pay for performance” for executives, and in accordance with that policy has made stock options and other performance-based awards an integral part of the total compensation payable to the Company’s executives.

Because of the emphasis on stock options and other equity-based awards as a part of executive compensation, as of March 3, 2003 only 659,565 shares of Stock remained available for issuance under the Plan. In order to make it possible for the Committee to make additional awards under the Plan, and thereby continue its policy of pay for performance, the Board is seeking shareholder approval to increase the total number of shares authorized for issuance under the Plan from 6,200,000 to 9,700,000. The Company estimates that the additional 3,500,000 shares will be sufficient to cover awards made under the Plan for a period of three to four years, and expects that issuance of the additional shares will result in dilution generally in line with historical levels and transportation industry norms.

The Plan is also being submitted for re-approval by shareholders so that certain awards granted under the Plan that are intended to qualify as “performance-based compensation” under Section 162(m) (“Section 162(m)”) of the Internal Revenue Service Code of 1986, as amended, (the “Code”) may so qualify. Section 162(m) denies a deduction by an employer for certain compensation in excess of $1 million per year paid by a publicly traded corporation to the following individuals who are employed at the end of the employer’s taxable year (“Covered Employees”): the chief executive officer, and the four most highly compensated executive officers (other than the chief executive officer) for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met.

Section 162(m) requires that shareholders periodically re-approve the Plan and, in particular, that shareholders approve any increase in the individual limit on awards under the Plan. The Plan, as amended, increases the limit on the number of shares of Stock that may be awarded to a single individual over the term of the Plan from 1,550,000 to 2,425,000. This increase in the individual award limit is being proposed so that the same percentage (25%) of the total shares available for issuance under the Plan may be issued to a single individual (i.e., 1,550,000 is 25% of 6,200,000; 2,425,000 is 25% of 9,700,000). Accordingly, if the Plan is re-approved by shareholders and the other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, certain compensation paid to Covered Employees pursuant to the Plan will not be subject to the deduction limit of Section 162(m). If the Plan is not re-approved by shareholders, the Plan as previously in effect will continue and the Company will consider alternative means by which to compensate executives.

The following description of the Plan, is qualified in its entirety by reference to the complete text of the Plan, attached hereto as Exhibit A. The text of the Plan incorporates the proposed amendments described above. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the Plan.

General

The purposes of the Plan are to afford an incentive to selected employees of the Company and its Subsidiaries and Affiliates to continue as employees, to increase their efforts on behalf of the Company and to promote the success of the Company’s business.

The Plan generally provides for the grant of various types of stock- and cash-based compensation. The Plan includes both a Long-Term Incentive Program and an Annual Incentive Bonus Program.

Pursuant to the Long-Term Incentive Program, the Plan provides for the granting of stock options (“Options”), including incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”); stock appreciation rights (“SARs”), which may be granted in tandem with or independently of Options; restricted stock and phantom stock units (“Restricted Awards”); dividend equivalents; and other stock- and cash-based awards (“Other Awards”). As more fully described below, the Annual Incentive Bonus Program provides for the granting of short-term cash-based awards. The Plan also authorizes the Committee (as defined below) to provide procedures for the deferral of the receipt of awards. All awards will be evidenced by an agreement (an “Award Agreement”) or by a plan setting forth the terms and conditions applicable thereto.

Plan Administration

The Plan will be administered by a committee of the Board (the “Committee”), the composition of which will at all times satisfy the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m). The Plan provides that no member of the Board or the Committee will be liable for any action or determination taken or made in good faith with respect to the Plan.

Subject to the terms of the Plan, the Committee has the right, among other things, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant awards; to determine the persons to whom and the time or times at which awards shall be granted; to determine the type and number of awards to be granted, the number of shares of stock to which an award may relate and the terms, conditions, restrictions and Performance Goals (as defined below) relating to any award; to determine Performance Goals no later than such time as required to ensure that an underlying award which is intended to comply with the requirements of Section 162(m) so complies; to determine whether, to what extent, and under what circumstances an award may be settled, canceled, forfeited, exchanged or surrendered; to make adjustments in the terms and conditions (including Performance Goals, if any) applicable to awards; to designate affiliates; to construe and interpret the Plan and any award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the award agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. However, the Committee shall not have the authority to lower the exercise price of any outstanding Option or SAR (other than in connection with stock splits, stock dividends and similar capital adjustments described below), nor shall the Committee have the authority to settle, cancel or exchange any outstanding Option or SAR in consideration for the grant of a new award with a lower exercise price. Unless otherwise provided by the Committee in an Award Agreement, each award will vest in the event of a Change in Control, subject to certain exceptions.

Shares Subject to the Plan

The maximum number of shares of the Company’s common stock (“Common Stock”) reserved for the grant of awards under the Plan is 9,700,000, subject to adjustment as provided in the Plan. The per-share market value of the Common Stock was $28.83 on March 3, 2003. No more than 1,900,000 shares of Common Stock may be awarded in the aggregate in respect of Restricted Stock and Phantom Stock Units over the term of the Plan, and no more than 2,425,000 shares may be awarded in the form of stock-based awards (including Options, SARs, Restricted Awards, dividend equivalents and stock-based Other Awards) to a single individual over the term of the Plan, in each case subject to adjustment as described below. Shares subject to an award that is forfeited, canceled, exchanged, surrendered or terminated will again be available for issuance under the Plan, to the extent of such forfeiture, cancellation, exchange, surrender or termination.

The Plan provides that, in the event of any dividend or other distribution, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, which affects the stock such that an adjustment is appropriate in order to prevent dilution or enlargement of rights under the Plan, then the Committee shall make such equitable changes or adjustments it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock or cash that may thereafter be issued in connection with awards, (ii) the number and kind of shares of stock or cash issued or issuable in respect of outstanding awards, (iii) the exercise price, grant price, or purchase price relating to any award, (iv) the Performance Goals and (v) the individual limitations applicable to awards.

Eligibility

Discretionary grants of awards may be made to any employee of the Company or its Subsidiaries or Affiliates who is determined by the Committee to be eligible for participation in the Plan, consistent with the purposes of the Plan.

Long-Term Incentive Program

Options

Options will vest and become exercisable over the exercise period, at such times and upon such conditions as the Committee determines and as set forth in the Award Agreement. The Committee may accelerate the exercisability of any outstanding Option at such time and under such circumstances, as it deems appropriate. Options are generally exercisable during the optionee’s lifetime only by the optionee. The Award Agreements will contain provisions regarding the exercise of Options following termination of employment with or service to the Company, including terminations due to the death, disability or retirement of an award recipient, or upon a Change in Control of the Company (as defined in the Plan). In addition to the terms and conditions governing NQSOs, ISOs awarded under the Plan must comply with the requirements set forth in Section 422 of the Code.

The purchase price per share of Common Stock subject to the exercise of an Option will be as determined by the Committee but may not be less than the Fair Market Value per share on the date of grant, subject to adjustment in accordance with the antidilution provisions described in “Shares Subject to the Plan”, above. Upon the exercise of any Option, the purchase price may be fully paid in cash, by delivery of Common Stock previously owned by the optionee equal in value to the purchase price, or by having shares of Common Stock with a fair market value (on the date of exercise) equal to the purchase price withheld by the Company or sold by a broker-dealer under qualifying circumstances (or in any combination of the foregoing).

Stock Appreciation Rights

Unless the Committee determines otherwise, an SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. An SAR will be exercisable only to the extent the underlying Option is exercisable.

Upon exercise of an SAR, the grantee will receive, with respect to each share subject thereto, an amount equal in value to the excess of (1) the Fair Market Value of one share of Common Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option will be the purchase price of the underlying Option, and which in the case of any other SAR will be the price determined by the Committee).

With respect to SARs that are granted in tandem with Options, each such SAR will terminate upon the termination or exercise of the pertinent portion of the related Option, and the pertinent portion of the related Option will terminate upon the exercise of any such SAR.

Restricted Stock

A Restricted Stock award is an award of Common Stock subject to such restrictions on transferability and other restrictions as the Committee may impose at the date of grant or thereafter. Each Restricted Stock award shall be subject to restrictions, imposed at the date of grant, relating to either or both of (1) the attainment of Performance Goals by the Company or (2) the continued employment of the grantee with the Company, a Subsidiary or an Affiliate. All performance-based Restricted Stock Awards will have a minimum vesting period of one year. With respect to any shares of Restricted Stock subject to restrictions which lapse solely based on the grantee’s continuation of employment with the Company, a Subsidiary or an Affiliate, such restrictions shall lapse over a vesting schedule (so long as the grantee remains employed with the Company, a Subsidiary or an Affiliate) no shorter in duration than three years from the date of grant; provided that, such vesting schedule may provide for partial or installment vesting from time to time during such period. Unless an Award Agreement provides otherwise, a Restricted Stock recipient will have all of the rights of a shareholder during the restriction period, including the right to vote Restricted Stock and the right to receive dividends thereon.

If the recipient of an award of Restricted Stock terminates employment with the Company during the applicable restricted period, Restricted Stock and any accrued but unpaid dividends or dividend equivalents that are at that time still subject to restrictions will be forfeited (unless the applicable Award Agreement or the Committee provide otherwise).

Phantom Stock Units

Recipients of Phantom Stock Units will be entitled to receive cash or shares of Common Stock, as determined by the Committee, upon expiration of the restricted period specified for such Phantom Stock Units in the related Award Agreement. The Committee may place restrictions on Phantom Stock Units, which lapse, in whole or in part, on the attainment of certain Performance Goals. Phantom Stock Units credited under the Company’s Deferred Compensation Plan for Executives shall constitute awards of Phantom Stock Units under the Plan. Such awards may be settled under the Plan by the delivery of cash of shares of Stock and shall otherwise be subject to the terms and conditions of the Deferred Compensation Plan for Executives.

Upon termination of employment with the Company during any applicable deferral period to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of cash or Common Stock pursuant to a Phantom Stock Unit award, all such units that are subject to deferral or restriction will be forfeited (unless the applicable Award Agreement or the Committee provides otherwise).

Dividend Equivalents

Dividend equivalents may be granted, which relate to Options, Rights or other awards under the Plan, or may be granted as freestanding awards. The Committee may provide, at the grant date or thereafter, that dividend equivalents will be paid or distributed to a grantee when accrued with respect to Options, Rights or other awards under the Plan, or will be deemed to have been reinvested in additional shares of Common Stock (or such other investment vehicles as the Committee may specify). Dividend equivalents which are not freestanding will be subject to all conditions and restrictions applicable to the underlying awards to which they relate.

Other Awards

The Committee may grant such other stock-based or cash-based awards under the Long-Term Incentive Plan as it deems consistent with the purposes of the Plan. Such awards may be granted with value and payment contingent upon the attainment of specified individual or Company (or Subsidiary) Performance Goals, so long as such goals relate to periods of performance in excess of one calendar year. The maximum payment in respect of such Other Awards that a grantee may receive under the Plan with respect to any performance period is $3 million. Payments in respect of such Other Awards may be decreased (or, with respect to any grantee who is not a Covered Employee, increased) in the sole discretion of the Committee. The Committee must certify the achievement of Performance Goals prior to the payment of Other Awards.

Annual Incentive Bonus Program

The Committee is authorized to grant awards to grantees under the Annual Incentive Bonus Program (the “Program”). Awards granted under the Program may be contingent on the attainment by the Company of one or more Performance Goals over a period of one year or less. The maximum payment that any grantee may receive under the Annual Incentive Bonus Program with respect to any plan year is $3 million. Payments may be decreased (or, with respect to any participant who is not a Covered Employee, increased) in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made prior to the certification by the Committee that any applicable Performance Goals have been attained.

Performance Goals

The Committee may provide that the payment of an award (or vesting thereof) will be contingent on the attainment of Performance Goals. Performance Goals are generally defined in the Plan as goals which are based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) stock price appreciation, (viii) total shareholder return (i.e., stock price appreciation plus dividends) and (ix) implementation or completion of critical projects or processes.

Where applicable, Performance Goals will be expressed in terms of attaining a specified level of the particular criteria or attaining a specified increase or decrease in the particular criteria, and may be applied to one or more of the Company, Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Performance Goals will be determined in accordance with generally accepted accounting principles and are subject to certification by the Committee. The Committee has the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

Amendment; Termination

The Plan will terminate ten years after its adoption by the Board, unless sooner terminated. The Board may at any time terminate or amend the Plan in whole or in part. However, termination or amendment of the Plan may not adversely affect the rights of any participant without his or her consent, under awards previously granted under the Plan, and no amendment will be effective without shareholder approval if that approval is required by law or New York Stock Exchange rules.

Miscellaneous

The Company is authorized to withhold from any award granted, any payment relating to an award under the Plan (including from a distribution of Common Stock), or any other payment to a grantee, amounts of withholding and other taxes due in connection with the award, and to take such other action as the Committee may deem advisable to enable the Company and grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to the award. This authority includes the right to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a grantee’s tax obligations.

Unless otherwise provided by the Committee in an Award Agreement, awards granted under the Plan are not transferable, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

Set forth below is a discussion of certain federal income tax consequences relating to awards that may be granted pursuant to the Plan. The discussion constitutes a brief overview of the principal federal income tax consequences relating to the above-described awards based upon current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Stock Options

Non-Qualified Stock Options

In the case of an NQSO, an optionee generally will not be taxed upon the grant of an option. Rather, at the time of exercise of such NQSO (and in the case of an untimely exercise of an ISO), the optionee will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the purchase price. The Company will generally be entitled to a tax deduction at the time and in the amount that the optionee recognizes ordinary income.

Incentive Stock Options

In the case of an ISO, an optionee will generally be in receipt of taxable income upon the disposition of the shares acquired upon exercise of the ISO, rather than upon the grant of the ISO or upon its timely exercise. If certain holding period requirements have been satisfied with respect to outstanding shares so acquired, taxable income will constitute long-term capital gain and the Company will not be entitled to a tax deduction. The tax consequences of any untimely exercise of an ISO will be determined in accordance with the rules applicable to NQSOs. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will generally be an item of tax preference for purposes of the “alternative minimum tax” imposed by the Code.

Exercise with Shares

An optionee who pays the purchase price upon exercise of an option, in whole or in part, by delivering already owned shares of Common Stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances relating to ISOs. Rather, such gain or loss recognition will generally occur upon disposition or the shares acquired in substitution for the shares surrendered.

SARs

A grant of stock appreciation rights has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value of the shares and cash received is generally taxable to the grantee as ordinary income, and the Company generally will be entitled to a corresponding deduction.

Restricted Stock

Generally, the grant of restricted stock has no federal income tax consequences at the time of grant. Rather, at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code), the grantee will recognize ordinary income in an amount equal to the fair market value of such shares. A grantee may, however, elect to be taxed at the time of the grant. The Company generally will be entitled to a deduction at the time and in the amount that the grantee recognizes ordinary income.

Phantom Stock Units

In the case of Phantom Stock Units, a grantee generally will not be taxed upon the grant of such units but, rather, will recognize ordinary income upon the receipt of cash, shares or other property in payment of such Units. The amount recognized as ordinary income will equal the amount of cash received plus the value of shares and other property received. The Company generally will be entitled to a deduction at the time and in the amount that the grantee recognizes ordinary income.

Amounts Awarded Under the Plan

Because participation in the Plan and the amount and terms of awards under the Plan are at the discretion of the Committee (subject to the terms of the Plan) and because Performance Goals may vary from award to award and from grantee to grantee, benefits under the Plan are not presently determinable. Compensation paid and other benefits granted to named executive officers of the Company for the 2002 fiscal year are set forth in the Summary Compensation Table appearing on page 13 of this Proxy Statement. As indicated in the Compensation Committee Report starting on page 18, in 2002 the Committee granted an aggregate of 832,900 options to the Company’s executive officers (of which 311,000 were granted to the Named Executives) and an aggregate of 105,000 shares of restricted stock (of which 75,000 were granted to two Named Executives).

Shareholder Approval; Board Recommendation

Approval of the proposal requires the affirmative vote of a majority of the voting power represented at the meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE CNF INC. 1997 EQUITY AND INCENTIVE PLAN, AND FOR RE-APPROVAL OF THE PLAN AS AMENDED.

PROPOSAL TO APPROVE CNF INC. 2003 EQUITY

INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

The Board of Directors has placed on the agenda of the meeting a proposal for the shareholders of the Company to approve a new CNF Inc. 2003 Equity Incentive Plan for Non-Employee Directors (the “New Plan”). If approved, the New Plan will replace the Company’s existing Amended and Restated Equity Incentive Plan for Non-Employee Directors (the “Existing Plan”). The Existing Plan

was approved by shareholders in 1994, and amended and restated with shareholder approval in 1995. Of the 300,000 shares approved by shareholders for issuance under the Existing Plan, as of March 3, 2003, only 4,976 shares remain. The remaining shares will not be available for issuance under the New Plan. The Board of Directors has unanimously approved the New Plan, subject to approval by the shareholders of the Company. The following description of the New Plan is qualified in its entirety by reference to complete text of the New Plan, attached hereto as Exhibit B. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the New Plan.

General

The purposes of the New Plan are to encourage directors to own shares of the Company’s stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of director performance by providing directors with a direct interest in the Company’s attainment of its financial goals, and to provide a financial incentive that will help attract and retain the most qualified directors.

The New Plan provides for a total of 300,000 shares to be available for issuance, of which up to 150,000 shares may be awarded in the form of Restricted Stock (each of these limitations will be subject to adjustment to reflect stock splits, stock dividends and similar changes in capitalization). Unless terminated earlier by the Board, the New Plan will terminate ten years after the date the New Plan is first approved by the Company’s shareholders. The closing price of the Company’s shares on March 3, 2003 was $28.83 per share.

The New Plan provides for two types of awards to be made to Non-Employee Directors: Option Awards and Restricted Stock Awards. As with the Existing Plan, the New Plan provides for awards to be made on January 1 of each year to all Non-Employee Directors serving on the Board on that date, and for awards to be made to new Non-Employee Directors upon joining the Board. However, the Plans differ in the manner in which the amount and type of the awards are determined. Under the Existing Plan, a specified number of stock options and shares of restricted stock is granted to new and existing Non-Employee Directors, based on formulae included in the Existing Plan. The formulae are tied to the amount of the cash retainer paid to Directors and thus the awards increase as the cash retainer increases.

The New Plan provides that upon joining the Board new Non-Employee Directors will receive grants of 6,250 Options and shares of Restricted Stock having a value of $25,000. Thereafter, Non-Employee Directors will receive on January 1 of each year grants of 2,500 Options and shares of Restricted Stock having a value of $25,000. The New Plan authorizes the amount of equity awards to Non-Employee Directors to be re-determined by the Board or by a committee of the Board authorized to administer the New Plan (the “Committee”), but only based upon advice from an outside compensation consultant. This approach allows equity awards to Non-Employee Directors to be adjusted to reflect market conditions, independent of any adjustment to the amount of the cash retainer paid to Directors. Through the New Plan’s authorization of adjustment to the amount of equity awards to Non-Employee Directors, the Company will be better positioned to provide appropriate compensation to attract and retain qualified Directors.

All awards will be evidenced by an agreement (an “Award Agreement”) setting forth the terms and conditions applicable thereto. Among other things, all Options will have an exercise price equal to the Fair Market Value of the Company’s Common Stock on the date of grant. Once granted, Options cannot be re-priced (or canceled and re-granted) at a lower exercise price.

The awards will vest in a manner determined by the Committee at the time that the awards are made. Vesting may be time-based or performance-based, or a combination of time-based and performance-based. All performance-based awards will have a minimum vesting period of one (1) year. With respect to any shares of Restricted Stock subject to restrictions which lapse solely based on the Participant’s continued service on the Board, such restrictions shall lapse over a vesting schedule no shorter in duration than three years from the date of grant. However, such vesting schedule may provide for partial or installment vesting during such period. In addition, unless otherwise provided by the Committee in an Award Agreement, each Award will vest in the event of a Change in Control.

Plan Administration

The New Plan will be administered by the Committee. The Committee is authorized to determine the manner in which awards will vest (including the authority to determine whether, and to what extent, an Award may vest upon retirement of a Director from the Board), to specify other terms, provisions and conditions of the awards not inconsistent with the New Plan, and to do all things necessary or desirable in connection with the administration of the New Plan.

Eligibility

Awards are made under the New Plan to members of the Board of Directors who are not employees of the Company or a subsidiary of the Company. There are currently 11 non-employee directors eligible to participate in the New Plan. Although a director, the Company’s President and Chief Executive Officer, Gregory L. Quesnel, is not eligible to participate in the New Plan.

Amendment; Termination

The New Plan will terminate ten years after it is first approved by the Company’s shareholders, unless sooner terminated. The Board may at any time terminate or amend the New Plan in whole or in part. However, termination or amendment of the New Plan may not adversely affect the rights of any Non-Employee Director without his or her consent, under awards previously granted under the New Plan. Further, no amendment will be effective without shareholder approval if that approval is required by law or New York Stock Exchange Rule or if that amendment permits the Committee or the Board to re-determine the amount of equity awards without the advice of an outside compensation consultant.

Certain Federal Income Tax Consequences

Set forth below is a discussion of certain federal income tax consequences relating to awards that may be granted pursuant to the New Plan. The following summary constitutes a brief overview of the principal federal income tax consequences relating to the above-described awards based upon current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Stock Options:    All Options issuable under the New Plan will be nonqualified stock options (“NQSOs”). In the case of an NQSO, an optionee generally will not be taxed upon the grant of an option. Rather, at the time of exercise of such NQSO, the optionee will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the purchase price. The Company will generally be entitled to a tax deduction at the time and in the amount that the optionee recognizes ordinary income. An optionee who pays the purchase price upon exercise of an option, in whole or in part, by delivering already owned shares of Common Stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery. Rather, such gain or loss recognition will generally occur upon disposition or the shares acquired in substitution for the shares surrendered.

Restricted Stock:     Generally, the grant of restricted stock has no federal income tax consequences at the time of grant. Rather, at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code), the grantee will recognize ordinary income in an amount equal to the fair market value of such shares. A grantee may, however, elect to be taxed at the time of the grant. The Company generally will be entitled to a deduction at the time and in the amount that the grantee recognizes ordinary income.

New Plan Benefits

Inasmuch as awards were made under the Existing Plan as of January 1, 2003, no awards will be made under the New Plan in 2003 for any current director of the Company. The table below sets forth the awards that would have been made to the persons listed in the table below if the New Plan had been in effect as of January 1, 2003. The awards that would have been received by Messrs. Burns and Pope include Options and Restricted Stock Awards that they would have received upon being appointed to the Board as of that date. Because eligibility in the New Plan is limited to non-employee directors of the Company, no executive officer of the Company is entitled to benefits under the New Plan.

NEW PLAN BENEFITS

CNF Inc. 2003 Equity Incentive Plan

For Non-Employee Directors

Name and Position	Options	Restricted Stock*
Robert Alpert, Director	2,500	752
Kevin Burns, Director	8,750	1,504
Margaret G. Gill, Director	2,500	752
Robert Jaunich II, Director	2,500	752
W. Keith Kennedy, Jr., Director	2,500	752
Donald E. Moffitt, Director	2,500	752
Michael J. Murray, Director	2,500	752
John C. Pope, Director	8,750	1,504
Robert D. Rogers, Director	2,500	752
William J. Schroeder, Director	2,500	752
Robert P. Wayman, Director	2,500	752

Non-Executive Director Group	40,000	9,776

*	Determined by dividing $25,000 ($50,000 for Messrs. Burns and Pope) by $33.24, the fair market value per share of the Company’s Stock as of January 1, 2003.

Equity Compensation Plan Information

The following table gives information as of December 31, 2002 regarding Company shares that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans (together, the “Equity Plans”). The table does not include the 3,500,000 additional shares proposed to be authorized under the CNF Inc. 1997 Equity and Incentive Plan, as amended, or the 300,000 additional shares proposed to be authorized under the CNF Inc. 2003 Equity Incentive Plan for Non-Employee Directors, in each case for which shareholder approval is being sought in this Proxy Statement.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,632,433	(1)	$27.8407	644,513	(2)
Equity compensation plans not approved by security holders	0	(3)	0	0	(3)

Total	2,632,433		$27.8407	644,513

(1)	Excludes 46,410 phantom stock units, issued under the Company’s deferred compensation plan for executives upon election of certain participants to convert a portion of their deferred compensation account balances into phantom stock units.

(2)	Includes 591,840 securities available for issuance in the form of restricted stock, stock options or other equity-based awards under the Company’s 1997 Equity and Incentive Plan, and 52,673 securities available for issuance in the form of restricted stock or stock options under the Company’s Amended and Restated Equity Incentive Plan for Non-Employee Directors. The Company’s deferred compensation plan for executives does not contain a specific limitation on the number of phantom stock units that can be issued upon conversion of participants’ deferred compensation account balances.

(3)	Does not include shares purchased under the Company’s Employee Stock Purchase Plan. The Employee Stock Purchase Plan offers participants the opportunity to purchase shares at fair market value using payroll deductions. The shares are purchased by the Plan’s administrator in the open market. The Plan does not contain a specific limitation on the number of shares that can be purchased under the Plan.

Shareholder Approval; Board Recommendation

Approval of the proposal requires the affirmative vote of a majority of the voting power represented at the meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CNF INC. 2003 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors provides assistance to the Board in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company. Among other things, the Audit Committee reviews and discusses with management and with the Company’s outside auditors the results of the year-end audit of the Company, including the audit report and audited financial statements.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the requirements of the New York Stock Exchange. The Board of Directors has adopted a written charter of the Audit Committee, which was included as Appendix B to the Company’s 2001 Proxy Statement.

In connection with its review of the audited financial statements of the Company for the fiscal year ended December 31, 2002, the Audit Committee reviewed and discussed the audited financial statements with management, and discussed with KPMG LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380). In addition, the Audit Committee received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with KPMG LLP their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Robert P. Wayman, Chairman	John C. Pope
Margaret G. Gill	William J. Schroeder
Michael J. Murray

RATIFICATION OF AUDITORS

At last year’s annual meeting, shareholders ratified the appointment of Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of the Company for the year ended December 31, 2002. On May 30, 2002, the Company determined, for itself and its subsidiaries, to dismiss its independent auditors, Arthur Andersen LLP, and to engage the services of KPMG LLP as its new independent auditors. The change in auditors became effective on May 30, 2002. This determination followed the Company’s decision to seek proposals from independent accountants to audit the financial statements of the Company and its consolidated subsidiaries, and was approved by the Company’s Board of Directors, based upon the recommendation of its Audit Committee. KPMG LLP audited the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending December 31, 2002.

The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company’s independent auditors for the year ending December 31, 2003, and the Board recommends that shareholders vote in favor of ratifying such appointment. A representative of the firm will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders.

The Company has been informed by KPMG LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates. During the Company’s fiscal year ended December 31, 2002, the Company was billed the following aggregate fees by KPMG LLP:

Audit Fees.    The aggregate fees billed by KPMG LLP to the Company for professional services rendered for the audit of the Company’s annual financial statements for the Company’s fiscal year ended December 31, 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q for that fiscal year were $678,934.

Financial Information Systems Design and Implementation Fees.    No fees were billed by KPMG LLP to the Company for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services). No such services were rendered by KPMG LLP to the Company for the Company’s fiscal year ended December 31, 2002.

All Other Fees.    The aggregate fees billed by KPMG LLP to the Company for professional services rendered for its fiscal year ended December 31, 2002, other than the Audit Fees and Financial Information Systems Design and Implementation Fees described in the preceding two paragraphs, were $548,005, including audit-related fees of $134,000 and non-audit-related fees of $414,005. Audit-related fees include statutory audits of subsidiaries and benefit plan audits. Non-audit-related fees include tax and other consultation services.

The Audit Committee of the Company’s Board of Directors has concluded that the provision of these non-audit services is compatible with maintaining KPMG LLP’s independence.

PRINCIPAL SHAREHOLDERS

According to information furnished to the Company as of February 28, 2003, the only persons known to the Company to own beneficially an interest in 5% or more of the shares of Common Stock or Series B Preferred Stock are set forth below. All such information is as reported in the most recent Schedule 13G filed by each such person with the Securities and Exchange Commission.

Names and Addresses	Amount and Nature of Beneficial Ownership	Percent of Class
T. Rowe Price Associates, Inc. and T. Rowe Price Trust Company 100 East Pratt Street Baltimore, MD 21202	473,500 Common(1) 447,938 Preferred(1)	1.0 4.3	% %

Perkins, Wolf, McDonnell & Company 310 S. Michigan Avenue Suite 2600 Chicago, IL 60604	2,851,625 Common(2)	5.8%

Wellington Management Company, LLP 75 State Street Boston, MA 02109	3,576,284 Common(3)	7.2%

(1)	T. Rowe Price Associates, Inc. (“Price Associates”) has sole voting power over 60,000 shares, shared voting power over 2,741,559 shares, sole dispositive power over 473,500 shares and shared dispositive power over 2,741,559 shares. T. Rowe Price Trust Company, the trustee under the Company’s Thrift and Stock Plan (“Trust Company”), has sole voting power over 0 shares, shared voting power over 2,741,559 shares, sole dispositive power over 0 shares and shared dispositive power over 2,741,559 shares.

The holdings include 447,938 shares of Series B Preferred Stock (which Preferred Stock is held pursuant to the CNF Inc. Thrift and Stock Plan). Such shares of Series B Preferred Stock represent 57.4% of all outstanding shares of Series B Preferred Stock. Each share of Series B Preferred Stock has the right to 6.1 noncumulative votes on each matter submitted to the meeting. The Series B Preferred Stock is convertible at the Trust Company’s option under certain circumstances into 4.708 shares of Common Stock for each share of Series B Preferred Stock. On a fully converted basis, these holdings represent 4.3% of the Common Stock.

Price Associates serves as investment advisor with shared power to vote these securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates and the Trust Company are deemed to be the beneficial owners of the Common Stock and Series B Preferred Stock which has not been allocated to participants’ accounts under the Thrift and Stock Plan. However, Price Associates and the Trust Company expressly disclaim that they are, in fact, the beneficial owners of such securities.

(2)	Perkins, Wolf, McDonnell & Company, an investment adviser, has sole voting power over 15,350 shares, shared voting power over 2,836,275 shares, sole dispositive power over 15,350 shares and shared dispositive power over 2,836,275 shares.

(3)	Wellington Management Company, LLP, an investment adviser, has sole voting power over 0 shares, shared voting power over 2,919,020 shares, sole dispositive power over 0 shares and shared dispositive power over 3,576,284 shares.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

The Company believes that, during 2002, its executive officers and directors have complied with all filing requirements under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

CONFIDENTIAL VOTING

Under the confidential voting policy adopted by the Board of Directors, all proxies, ballots, and voting materials that identify the votes of specific shareholders will be kept confidential from the Company except as may be required by law or to assist in the pursuit or defense of claims or judicial actions and except in the event of a contested proxy solicitation. In addition, comments written on proxies, ballots, or other voting materials, together with the name and address of the commenting shareholder, will be made available to the Company without reference to the vote of the shareholder, except where such vote is included in the comment or disclosure is necessary to understand the comment. Certain vote tabulation information may also be made available to the Company, provided that the Company is unable to determine how any particular shareholder voted.

Access to proxies, ballots, and other shareholder voting records will be limited to inspectors of election who are not employees of the Company and to certain Company employees and agents engaged in the receipt, count, and tabulation of proxies.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholder proposals intended for inclusion in the next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act must be directed to the Corporate Secretary, CNF Inc., at 3240 Hillview Avenue, Palo Alto, California 94304, and must be received by November 25, 2003. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by January 23, 2004. The Company’s Bylaws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Bylaws, not later than January 23, 2004 and not earlier than December 24, 2003.

OTHER MATTERS

The Company will furnish to interested shareholders, free of charge, a copy of its 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission. The report will be available for mailing after April 1, 2003. Please direct your written request to the Corporate Secretary, CNF Inc., 3240 Hillview Avenue, Palo Alto, California 94304.

Your Board knows of no other matters to be presented at the meeting. If any other matters come before the meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

The expense of proxy solicitation will be borne by the Company. The solicitation is being made by mail and may also be made by telephone, telegraph, facsimile, or personally by directors, officers, and regular employees of the Company who will receive no extra compensation for their services. In addition, the Company has engaged the services of Innisfree M&A Incorporated, New York, New York, to assist in the solicitation of proxies for a fee of $15,000, plus expenses. The Company will reimburse banks, brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of the Company’s voting stock.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

EBERHARD G.H. SCHMOLLER

Secretary

March 24, 2003

EXHIBIT A

CNF INC.

1997 EQUITY AND INCENTIVE PLAN

(As Amended and Ratified as of January 27, 2003)

1.	Purpose; Types of Awards; Construction

The purposes of the 1997 Equity and Incentive Plan of CNF Inc. (the “Plan”) are to afford an incentive to selected employees of CNF Inc. (the “Company”) or any Subsidiary or Affiliate that now exists or hereafter is organized or acquired, to continue as employees, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. Pursuant to the Long-Term Incentive Program described herein, there may be granted stock options (including “incentive stock options” and “non-qualified stock options”), stock appreciation rights (either in connection with stock options granted under the Plan or independently of stock options), restricted stock, restricted stock units, dividend equivalents and other long-term stock- or cash-based Awards, and pursuant to the Annual Incentive Bonus Program described herein, there may be granted short-term stock- or cash-based Awards. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for “performance-based compensation” under Section 162(m) of the Code may comply with such requirements and insofar as may be applicable to such Awards, the Plan shall be interpreted in a manner consistent with such requirements.

2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	“Affiliate” means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)	“Annual Incentive Bonus Program” means the program described in Section 6(c) hereof.

(c)	“Award” means any Option, SAR, Restricted Stock, Phantom Stock Unit, Dividend Equivalent or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

(d)	“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Change in Control” means the occurrence of an event described in any one of the following clauses (i) through (vi):

(i)	any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company or its affiliates, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or its affiliates, and (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the common stock, par value $0.625 per share, of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 1, 2003, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 1, 2003 or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)	there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above), directly or indirectly, acquired 25% or more of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates);

(iv)	the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of assets having an aggregate book value at the time of such sale or disposition of more than 75% of the total book value of the Company’s assets on a consolidated basis (or any transaction having a similar effect), other than any such sale or disposition by the Company (including by way of spin-off or other distribution) to an entity, at least 50% of the combined voting power of the voting securities of which are owned immediately following such sale or disposition by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition;

(v)	there is consummated the sale or other disposition by the Company, however effected, of at least two of the three primary business units of the Company, whether in a single transaction or in a series of transactions occurring within an 18-month period, and whether or not one or both of such business units constitute part of a larger enterprise at the time of the sale or other disposition; provided, however, that this clause (v) shall apply only to Grantees who are employed by the Company and shall not apply to Grantees who are employed by the Company’s business units; and provided further, that the Board of Directors of the Company may, upon notice to the affected Grantees given at any time, terminate this clause (v) without the consent of such Grantees, except that any such notice shall not be effective to terminate this clause (v) if a Change in Control occurs pursuant to this clause (v) within ninety (90) days after such notice is given; or

(vi)	there is consummated the sale or other disposition, however effected, of one of the primary business units of the Company, or the sale or other disposition by the Company, however effected, of the Emery Worldwide Airlines, Inc. business unit, whether or not such business unit constitutes part of a larger enterprise at the time of the sale or other disposition; provided, however, that this clause (vi) shall apply only to Grantees (i) who, immediately prior to such sale or other disposition, were employed by the business unit that is sold or otherwise disposed of and (ii) who are not employed by the Company or any of its Subsidiaries immediately following such sale or other disposition.

As used in clauses (v) and (vi) above:

(1)	“primary business units” means Con-Way Transportation Services, Inc., Emery Air Freight Corporation and Menlo Logistics, Inc., and

(2)	a “sale or other disposition” of a business unit includes:

(a)	a sale by the Company of the then outstanding shares of capital stock of the business unit having more than 50% of the then existing voting power of all outstanding securities of the business unit, whether by merger, consolidation or otherwise;

(b)	the sale of all or substantially all of the assets of the business unit; and

(c)	any other transaction or course of action (including, without limitation, a spin-off or other distribution) engaged in, directly or indirectly, by the Company or the business unit that has a substantially similar effect as the transactions of the type referred to in clause (a) or (b) above;

it being the intent that a sale or other disposition of a business unit occurs even if (x) such business unit constitutes part of a larger enterprise at the time of the relevant sale or disposition transaction and (y) such sale or disposition transaction involves such larger enterprise (such as, by way of example and without limitation, when one or more business units are subsidiaries of a common parent and either (A) the common parent is spun-off or (B) there is consummated a sale of the stock or other equity interests in the common parent having more than 50% of the then existing voting power of all outstanding securities of the common parent).

The foregoing notwithstanding, (1) a sale or other disposition of a business unit shall not be deemed to have occurred for purposes of clauses (v) and (vi) above (x) except in the case of a transaction described in clause (b) above, so long as the Company or any of its Affiliates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), individually or collectively, own the then outstanding shares of capital stock of the business unit having 50% or more of the then existing voting power of all outstanding securities of the business unit, or (y) in the event of the sale of shares of capital stock of the business unit (or the sale of shares or other equity interests in any parent company of such business unit) to any trustee or other fiduciary holding securities under an employee benefit plan of the Company, the business unit or any other Affiliate of the Company, and (2) a sale or other disposition of a business unit shall not be deemed to have occurred for purposes of clause (vi) above in the event of the sale or distribution of shares of capital stock (including, without limitation, a spin-off) of the business unit to shareholders of the Company, or the sale of assets of the business unit to any corporation or other entity owned, directly or indirectly, by the shareholders of the Company, in either case in substantially the same proportions as their ownership of stock in the Company.

(g)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h)	“Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3, Section 162(m) of the Code and applicable New York Stock Exchange Rules; provided, however, that the Board may, if it so chooses, retain authority to administer all or any part of the Plan and, to the extent the Board does so, references in the Plan to “Committee” shall mean and be references to the Board.

(i)	“Company” means CNF Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(j)	“Dividend Equivalent” means a right, granted to a Grantee under Section 6(b)(v), to receive cash or Stock equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

(k)	“Effective Date” means January 27, 1997, the date that the Plan was adopted by the Board.

(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(m)	“Fair Market Value” per share of Stock as of a particular date means (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(n)	“Grantee” means a person who, as an employee of the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

(o)	“ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(p)	“Long-Term Incentive Program” means the program described in Section 6(b) hereof.

(q)	“NQSO” means any Option that is designated as a non-qualified stock option.

(r)	“Option” means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO; provided that ISOs may be granted only to employees of the Company or a Subsidiary.

(s)	“Other Cash-Based Award” means an Award under the Annual Incentive Bonus Program or the Long-Term Incentive Program, which Award is not denominated or valued by reference to Stock, including an Award which is subject to the attainment of Performance Goals or otherwise as permitted under the Plan.

(t)	“Other Stock-Based Award” means an Award under the Long-Term Incentive Program that is denominated or valued in whole or in part by reference to Stock and is payable in cash.

(u)

“Performance Goals” means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation, (viii) total shareholder return (i.e., Stock price appreciation plus dividends) and (ix) implementation or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance

Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(v)	“Phantom Stock Unit” means a right granted to a Grantee under Section 6(b)(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).

(w)	“Plan” means this CNF Inc. 1997 Equity and Incentive Plan, as amended from time to time.

(x)	“Plan Year” means a calendar year.

(y)	“Restricted Stock” means an Award of shares of Stock to a Grantee under Section 6(b)(iii) that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).

(z)	“Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(aa)	“Stock” means shares of the common stock, par value $.625 per share, of the Company.

(bb)	“SAR” or “Stock Appreciation Right” means the right allowing a Grantee under Section 6(b)(ii), to elect to receive an amount equal to the appreciation in the Fair Market Value of Stock from the grant date to the exercise date, with payment to be made in cash or Stock as specified in the Award or determined by the Committee.

(cc)	“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.	Administration.

The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to designate Affiliates; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing and except as otherwise provided in the second paragraph of Section 5 below, the Committee shall not have the authority to lower the exercise price of any outstanding option or SAR, nor shall the Committee have the authority to settle, cancel or exchange any outstanding option or SAR in consideration for the grant of a new Award with a lower exercise price.

The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary, Affiliate or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.	Eligibility.

Awards may be granted to selected employees of the Company and its present or future Subsidiaries and Affiliates, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.	Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan shall be 9,700,000, subject to adjustment as provided herein. No more than 2,425,000 shares of Stock may be awarded in the aggregate in respect of stock-based Awards (including Options, SARs, Restricted Stock and Phantom Stock Units) to a single individual over the term of the Plan and no more than 1,900,000 shares of Stock may be awarded in the aggregate in respect of Restricted Stock and Phantom Stock Units to all Grantees over the term of the Plan, in each case subject to adjustment as provided herein. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards or awards, such related

Awards or awards shall be canceled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event) affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or cash that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or cash issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, (iv) the Performance Goals and (v) the individual limitations applicable to Awards.

6.	Specific Terms of Awards.

(a)	General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in Stock or cash, or a combination thereof, as the Committee shall determine at the date of grant or thereafter and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b)	Long-Term Incentive Program. The Committee is authorized to grant to Grantees the following Awards under the Long-Term Incentive Program, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

(1)	Type of Award. The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

(2)	Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that, such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee, or a combination of both, in an amount having a combined value equal to such exercise price. A Grantee may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer.

(3)	Term and Exercisability of Options. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

(4)	Termination of Employment, etc. An Option may not be exercised unless the Grantee is then in the employ of the Company or a Subsidiary or an Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed since the date of grant of the Option; provided that, the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option.

(5)	Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

(1)	In General. Unless the Committee determines otherwise, an SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable.

(2)	SARs. An SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

(1)

Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine; provided, however, notwithstanding the foregoing but subject to Section 7 hereof, each Restricted Stock Award shall be subject to restrictions, imposed at the date of grant, relating to either or both of (1) the attainment of Performance Goals by the Company or (2) the continued employment of the Grantee with the Company, a Subsidiary or an Affiliate. All performance based Restricted Stock Awards will have a minimum vesting period of one year. With respect to any shares of Restricted Stock subject to restrictions which lapse solely based on the Grantee’s continuation of employment with the Company, a Subsidiary or an Affiliate, such restrictions shall lapse over a vesting schedule (so long as the Grantee remains employed with the Company, a Subsidiary or an Affiliate) no shorter in duration than three years from the date of grant; provided that, such vesting schedule may provide for partial or installment vesting from time to time during such period. Except to the extent otherwise provided in an Award Agreement, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon (subject to subsection (D) below).

(2)	Forfeiture. Upon termination of employment with the Company or a Subsidiary or Affiliate, during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(3)	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

(4)	Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or has been distributed.

(iv)	Phantom Stock Units. The Committee is authorized to grant Phantom Stock Units to Grantees, subject to the following terms and conditions:

(1)	Award and Restrictions. Delivery of Stock or cash, as determined by the Committee, will occur upon expiration of the deferral period specified for Phantom Stock Units by the Committee. The Committee may condition the vesting and/or payment of Phantom Stock Units, in whole or in part, upon the attainment of Performance Goals. Without limiting the generality of the foregoing, Phantom Stock Units credited under the Company’s Deferred Compensation Plan for Executives (the “Deferred Compensation Plan”) shall constitute Awards of Phantom Stock Units hereunder. Such Awards may be settled hereunder by the delivery of cash or shares of Stock and shall otherwise be subject to the terms and conditions of the Deferred Compensation Plan.

(2)	Forfeiture. Upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Phantom Stock Units relate, all Phantom Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock Units.

(v)	Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Grantees. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

(vi)	Other Stock- or Cash-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon the attainment of certain Performance Goals, so long as such goals relate to periods of performance in excess of one calendar year. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. The maximum payment that any Grantee may receive pursuant to an Award granted under this paragraph in respect of any performance period shall be $3,000,000. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a “covered employee” within the meaning of Section 162(m) of the Code (a “Covered Employee”), increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made prior to the certification by the Committee that any applicable Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(c)	Annual Incentive Bonus Program. The Committee is authorized to grant Awards to Grantees pursuant to the Annual Incentive Bonus Program in the form of Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Grantees will be selected by the Committee with respect to participation for a Plan Year. Each Award granted under the Annual Incentive Bonus Program in respect of a Plan Year will be contingent on the attainment by the Company of one or more Performance Goals. The maximum payment that any Grantee may receive pursuant to an Award granted under the Annual Incentive Bonus Program in respect of any Plan Year shall be $3,000,000. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made prior to the certification by the Committee that any applicable Performance Goals have been attained. The Committee may establish such other rules applicable to the Annual Incentive Bonus Program to the extent not inconsistent with Section 162(m) of the Code.

7.	Change in Control Provisions.

Unless otherwise determined by the Committee and evidenced in an Award Agreement, in the event of a Change in Control:

(a)	any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and

(b)	the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any Performance Goals imposed with respect to Awards shall be deemed to be fully achieved.

Notwithstanding the foregoing, and notwithstanding the terms of any Option Award Agreement to the contrary, in the event of a Change in Control pursuant to clause (v) of the definition of the term “Change in Control,” the vesting of Awards and lapse of restrictions described in clauses (a) and (b) above shall, for Option Awards made to a Grantee to whom clause (v) applies, not occur at the time of such Change in Control, but instead shall occur upon the earlier of (i) a termination of such Grantee’s employment in connection with such Change in Control, whether an actual or constructive termination by the Company or a termination by the Grantee for “Good Reason” under the Grantee’s severance agreement with the Company (or, if the Grantee is not party to an individual severance agreement, under the Company’s Executive Severance Plan), but excluding a termination for “cause” or a voluntary termination without “Good Reason” and (ii) the first anniversary of the Change in Control if the Grantee is then in employment.

8.	General Provisions.

(a)	Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

(b)	No Right to Continued Employment, etc. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement, or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee’s employment.

(c)	Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award (not to exceed the statutory minimum), and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee’s tax obligations.

(d)	Stockholder Approval; Amendment and Termination. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment shall be effective without stockholder approval if such approval is required by law or New York Stock Exchange rules. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee’s consent, under any Award theretofore granted under the Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its Effective Date. No Awards shall be granted under the Plan after such termination date.

(e)	No Rights to Awards; No Stockholder Rights. No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

(f)	Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a

Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

(g)	No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other Awards shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h)	Regulations and Other Approvals.

(i)	The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)	In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(i)	Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

EXHIBIT B

CNF INC.

2003 EQUITY INCENTIVE PLAN

FOR NON-EMPLOYEE DIRECTORS

1.    Introduction

CNF Inc., a Delaware corporation (the “Company”), hereby establishes the CNF Inc. 2003 Equity Incentive Plan for Non-Employee Directors (the “Plan”) for those members of the Company’s Board of Directors who are not employees of the Company or any of its subsidiaries. The Plan provides for the grant of stock options and restricted stock awards to non-employee directors of the Company.

The purposes of the Plan are to encourage directors to own shares of the Company’s stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of director performance by providing directors with a direct interest in the Company’s attainment of its financial goals, and to provide a financial incentive that will help attract and retain the most qualified directors.

The effective date of the Plan (the “Effective Date”) shall be the date the Plan is approved by stockholders of the Company. This Plan is conditioned on approval by the Company’s stockholders at the 2003 Annual Meeting of Stockholders.

2.    Definitions

The following terms shall have the meanings set forth below. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

(a)	“Award” means a Restricted Stock Award or an Option Award.

(b)	“Award Agreement” has the meaning given to the term in Section 5 hereof.

(c)	“Board” or “Board of Directors” means the Board of Directors of the Company.

(d)	“Change in Control” means the occurrence of an event described in any one of the following clauses (i) through (iv):

(i)	any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company or its affiliates, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or its affiliates, and (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the common stock, par value $0.625 per share, of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii)

the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)	there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above), directly or indirectly, acquired 25% or more of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates);

(iv)	the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of assets having an aggregate book value at the time of such sale or disposition of more than 75% of the total book value of the Company’s assets on a consolidated basis (or any transaction having a similar effect), other than any such sale or disposition by the Company (including by way of spin-off or other distribution) to an entity, at least 50% of the combined voting power of the voting securities of which are owned immediately following such sale or disposition by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition;

(e)	“Committee” means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. The Committee shall be so constituted at all times as to permit the Plan to comply with applicable NYSE rules and with Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

(f)	“Director” means a member of the Board who is not an employee of the Company. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Internal Revenue Code.

(g)	“Effective Date” has the meaning given to that term in Section 1 hereof.

(h)	“Fair Market Value” per share of Stock as of a particular date means (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(i)	“Internal Revenue Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

(j)	“NYSE” means the New York Stock Exchange.

(k)	“Option” means an option to purchase Stock.

(l)	“Option Award” means an Award of an Option pursuant to Section 7 hereof.

(m)	“Restricted Stock Award” means an Award of Stock granted to a Director pursuant to Section 6 hereof.

(n)	“Stock” means the Common Stock, $0.625 par value, of the Company.

3.    Plan Administration

The Plan shall be administered by the Committee. Subject to the other provisions of the Plan, the Committee is authorized to determine the manner in which Awards will vest (including the authority to determine whether, and to what extent, an Award may vest upon retirement of a Director from the Board), to specify other terms, provisions, and conditions of the Awards, and to do all things necessary or desirable in connection with the administration of the Plan. Notwithstanding the foregoing, and subject to Section 4(c) hereof, the Committee shall not have the authority to lower the exercise price of any outstanding Option, nor shall the Committee have the authority to settle, cancel or exchange any outstanding Option in consideration for the grant of a new Award with a lower exercise price.

4.    Stock Subject to the Plan

(a)	Number of Shares Available Under the Plan. Subject to subsections (b) and (c) of this Section 4, the maximum number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall not exceed 300,000 shares, and no more than 150,000 shares of Stock may be issued or transferred pursuant to Restricted Stock Awards. Shares of Stock that are issued as Restricted Stock Awards or that are issuable upon exercise of an Option shall be applied to reduce the maximum number of shares of Stock remaining available for use under the Plan. The shares of Stock to be delivered under the Plan shall be made available, at the discretion of the Committee, either from authorized but unissued shares of Stock or from shares of Stock held by the Company as treasury shares, including shares purchased in the open market.

(b)	Effect of Forfeitures and Terminations on Shares Available. Any shares of Stock that are subject to a Restricted Stock Award and which are forfeited shall be available for reissuance under the Plan. In the event that any Option Award hereunder lapses or otherwise terminates prior to being fully exercised, any shares of Stock allocable to the unexercised portion of such Award shall be available for future Restricted Stock Awards or Options Awards under the Plan.

(c)	If:

(i)	any recapitalization, reclassification, spin-off, split-up or consolidation of Stock is effected;

(ii)	the outstanding shares of Stock are exchanged, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

(iii)	new, different or additional shares or other securities of the Company or of another company are received by the holders of Stock;

(iv)	any distribution is made to the holders of Stock other than a cash dividend; or

(v)	any other change in capitalization or similar event is determined by the Committee to have occurred;

then	the appropriate adjustments will be made to:

(i)	the number and class of shares or other securities that may be issued or transferred pursuant to outstanding Options or Restricted Stock Awards;

(ii)	the number and class of shares or other securities available for issuance under the Plan;

(iii)	the purchase price to be paid per share under outstanding Options; and

(iv)	the number of Options to be issued under Section 7(a) hereof.

Upon the dissolution or liquidation of the Company, the Plan shall terminate, and, except as otherwise provided herein, all Options previously granted shall terminate on the date of such dissolution or liquidation of the Company; provided that a Director shall have the right to exercise any Option held by him immediately prior to such dissolution or liquidation to the full extent not theretofore exercised.

Adjustments under this subsection (c) shall be made according to the sole discretion of the Committee, and its decision shall be binding and conclusive, subject to any legally required approval of the Board of Directors or of any other entity. Except as otherwise provided in this subsection (c), the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class shall not affect Options or Restricted Stock Awards hereunder.

(d)	General Adjustment Rules. No adjustment or substitution provided for in this Section 4 shall require the Company to issue a fractional share of Stock, and the total substitution or adjustment with respect to each Award shall be limited by deleting any fractional share.

5.    Participation

Each Director shall receive Option Awards and Restricted Stock Awards on the terms and conditions set forth under the Plan. Each Director shall enter into an agreement (an “Award Agreement”) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

6.    Restricted Stock Awards

(a)	Restricted Stock Awards. Subject to Section 10 hereof, during the term of the Plan and so long as there are sufficient shares of Stock available for issuance or transfer pursuant to Restricted Stock Awards under the Plan, (i) upon the effective date of his or her election or appointment to the Board, such Director shall automatically be granted an Award consisting of shares of Restricted Stock having a value of $25,000, and (ii) on January 1 of each year, each Director then serving on the Board shall automatically be granted an Award consisting of shares of Restricted Stock having a value of $25,000.

(b)	Purchase Price. Directors under the Plan shall not be required to pay any purchase price for the shares of Stock to be acquired pursuant to a Restricted Stock Award, unless otherwise required under applicable law or regulations for the issuance of shares of Stock that are nontransferable and subject to a substantial risk of forfeiture until specific conditions are met. If so required, the price at which shares of Stock shall be sold to Directors under the Plan pursuant to an Award shall be the minimum purchase price required in such law or regulations, as determined by the Board in the exercise of its sole discretion. The purchase price, if any, of shares of Stock sold by the Company hereunder shall be payable by the Director in cash or by check at the time such Award is granted.

(c)	Number of Shares Awarded. The number of shares of Stock included in each such Restricted Stock Award shall be determined by dividing the dollar value of such Award by the Fair Market Value of a share of Stock as of the date of grant. In no event shall the Company be required to issue fractional shares. Whenever under the terms of this Section 6(c) a fractional share of Stock would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Fair Market Value of such fractional share.

(d)	Forfeiture of Awards. If a Director voluntarily resigns or is removed for cause as a Board member before the restrictions applicable to a Restricted Stock Award lapse pursuant to the Terms and Conditions of Restricted Stock herein, the shares of Stock granted pursuant to such Restricted Stock Award shall be forfeited.

(e)	Restrictions. Except as otherwise provided in the Plan, shares of Stock received pursuant to a Restricted Stock Award may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of until the restrictions applicable to such Stock have lapsed pursuant to the Terms and Conditions of Restricted Stock herein.

(f)	Terms and Conditions of Restricted Stock. Each Restricted Stock Award granted pursuant to the Plan shall be evidenced by a Award Agreement. The Award Agreement may contain such terms, provisions and conditions as may be determined by the Committee and not inconsistent with the Plan. Restrictions on Stock covered by a Restricted Stock Award shall lapse and be removed (and the shares of Stock acquired by a Director pursuant to a Restricted Stock Award shall vest) in a manner determined by the Committee at the time the Award is granted and set forth in the applicable Award Agreement. Restrictions may lapse and Restricted Stock Awards vest based on either or both of (A) the attainment of performance goals by the Company, or (B) the continued service on the Board by the Director. All performance-based Restricted Stock Awards will have a minimum vesting period of one (1) year. With respect to any shares of Restricted Stock subject to restrictions which lapse solely based on the Director’s continued service on the Board, such restrictions shall lapse over a vesting schedule (so long as the Director continues to serve on the Board) no shorter in duration than three years from the date of grant; provided, that such vesting schedule may provide for partial or installment vesting during such period. In addition, unless otherwise determined by the Committee and set forth in the applicable Award Agreement, all restrictions on Stock covered by a Restricted Stock Award shall lapse and be removed (and the shares of Stock acquired by a Director pursuant to a Restricted Stock Award shall vest) upon any of the following events:

(i)	Upon the termination of a Director’s service as a board member as a result of death, disability, failure to be nominated for election as a director or failure to be elected by stockholders as a Board member; or

(ii)	In the event of a Change in Control.

(g)	Privileges of a Stockholder. A Director shall have all voting, dividend, liquidation and other rights with respect to Stock received by him as a Restricted Stock Award under this Restricted Stock Awards section, whether or not restrictions have lapsed. However, if the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities or other property (except money), a proportionate part of such securities or other property shall be set aside and delivered to any Director then holding a Restricted Stock Award upon lapse of all restrictions applicable to such Restricted Stock Award. Prior to the time that any such securities or other property are delivered to a Director in accordance with the foregoing, the Director shall, subject to the same forfeiture provisions applicable to the Restricted Stock Award to which such securities or other property relates, be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section are not delivered to a Director because restrictions applicable to such Restricted Stock Award do not lapse and such Stock is forfeited, then such securities or other property shall be forfeited to the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

(h)	Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions imposed in the Plan and, in addition, may in its sole discretion require one or more of the following methods of enforcing such restrictions:

(i)	Requiring the Director to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(ii)	Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

7.    Option Awards

(a)	Option Awards. Subject to Section 10 hereof, during the term of the Plan and so long as there are sufficient shares available for issuance or transfer pursuant to Awards under the Plan, (i) upon the effective date of his or her election or appointment to the Board, such Director shall automatically be granted an Option to purchase 6,250 shares of Stock (subject to adjustment as provided in Section 4(c) hereof), and (ii) on January 1 of each year, each Director then serving on the Board shall automatically be granted an Option to purchase 2,500 shares of Stock (subject to adjustment as provided in Section 4(c) hereof).

(b)	Exercise Price for Options. The exercise price per share of Stock covered by each Option shall be the Fair Market Value of the Stock as of the date the Option is granted. The exercise price of an Option granted under the Plan shall be subject to adjustment as provided in Section 4(c) hereof.

(c)	Term; Termination. Unless earlier terminated, each Option shall expire ten (10) years from the date that the Option was granted. Except as otherwise determined by the Committee and set forth in the applicable Award Agreement, no Option granted to a Director (to the extent otherwise exercisable) may be exercised, and such Option shall terminate, after the first to occur of the following events:

(i)	The expiration of three (3) months from the date the Director ceases to serve as a director of the Company by reason of such Director’s voluntary resignation;

(ii)	The expiration of twelve (12) months from the date the Director ceases to serve as a director of the Company other than by reason of such Director’s voluntary resignation, removal for cause; or

(iii)	The expiration of three (3) years from the date that the Director retires from the Board; or

(iv)	The removal of the Director for cause.

(d)	Terms and Conditions of Options; Vesting. Each Option granted pursuant to the Plan shall be evidenced by an Award Agreement. The Award Agreement may contain such terms, provisions and conditions as may be determined by the Committee and not inconsistent with the Plan. Each Option granted under the Plan shall vest and become exercisable in a manner determined by the Committee at the time the Award is granted and set forth in the applicable Award Agreement. Vesting of Options may be based upon either or both of (i) the attainment of performance goals by the Company, or (ii) the continued service on the Board by the Director. All performance-based Options will have a minimum vesting period of one (1) year. No Option shall be exercisable prior to vesting. Notwithstanding the foregoing, each Option shall become immediately exercisable as to all shares covered by such Option in the event a Director’s service as a director terminates as a result of death, disability, failure to be nominated for election as a director or failure to be elected by stockholders as a Board member. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, each Option shall vest and become immediately exercisable in the event of a Change in Control.

(e)	Assignability of Options. Each Option granted pursuant to the Plan shall, during the Director’s lifetime, be exercisable only by the Director, and the Option shall not be transferable by the Director by operation of law or otherwise other than by will or the laws of descent and distribution.

(f)	Exercise of Options. An Option may be exercised in whole or in part, to the extent it is then exercisable, only by written notice to the Company at its principal office accompanied by payment in cash or by check of the full exercise price for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Stock which have been owned by the Director for at least six months, duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Stock then issuable upon exercise of the Option having a fair market value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a notice that the Director has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that the Company shall not deliver such shares until payment of such proceeds is received by the Company; or (iv) allow payment through any combination of the consideration provided in the foregoing clauses (i), (ii) and (iii).

8.    Rights of Directors

Nothing contained in the Plan or in any Option or Restricted Stock Award granted under the Plan shall interfere with or limit in any way the right of the stockholders of the Company to remove any Director from the Board pursuant to the Certificate of Incorporation or bylaws of the Company, nor confer upon any Director any right to continue in the service of the Company.

9.    General Restrictions

(a)	Investment Representations. The Company may require any Director to whom an Option or Restricted Stock Award is granted, as a condition of receiving such Option or Restricted Stock Award or exercising an Option, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Option or Stock subject to the Restricted Stock Award or Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws.

(b)	Compliance With Securities Laws. Each Option or Restricted Stock Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option or Restricted Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such Restricted Stock Award or Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(c)	Taxes. Each Director shall make appropriate arrangements for the satisfaction of any applicable federal, state or local income or other tax withholding requirements applicable to any Restricted Stock Award or Option granted hereunder. In addition, each Director shall provide the Company with a copy of any election, which such Director may make under Section 83(b) of the Code with respect to a Restricted Stock Award.

10.    Plan Amendment, Modification and Termination

The Board may at any time and from time to time alter, amend, modify, suspend or terminate the Plan in whole or in part; provided, however, that no amendment or modification shall be effective without stockholder approval (a) if such approval is required by law or NYSE rules or (b) if such amendment or modification either eliminates or revises the succeeding proviso; and provided further, however, that the Board (or Committee) may amend the number of shares subject to, or the dollar value of, Awards granted pursuant to Sections 6(a) and 7(a) hereof only if it shall have received advice to such effect from an outside compensation consultant. No amendment, modification or termination of the Plan shall in any manner adversely affect any Options or Restricted Stock Awards theretofore granted under the Plan without the consent of the Director holding such Options or Restricted Stock Awards.

11.    Requirements of Law

(a)	Compliance with Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

(b)

Rule 16b-3.    Awards and transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the Plan as a formula plan, such provision

(other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan.

(c)	Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of California.

12.    Duration of the Plan

The Plan shall terminate ten years after the date the Plan is first approved by stockholders of the Company or at such earlier time as may be determined by the Board, and no Option Awards or Restricted Stock Awards shall be granted after such termination.

Ú    DETACH PROXY CARD HERE    Ú

☐		Please Sign, Date and Return Promptly in the Enclosed Envelope.		☒ Votes must be indicated (x) in Black or Blue ink.

The Board of Directors recommends a vote FOR the election of directors and FOR items 2, 3 and 4 below.							FOR	AGAINST	ABSTAIN
	1.	Election of four Class III directors for a three-year term.			2.	Approve amendments to 1997 Equity and Incentive Plan and re-approve the Plan as amended	☐	☐	☐
		FOR ☐ ALL	WITHHOLD ☐ FOR ALL	FOR, EXCEPT WITHHOLD ☐ FROM THE FOLLOWING NOMINEE(S)	3.	Approve 2003 Equity Incentive Plan for Non-Employee Directors	☐	☐	☐

Nominees: 01-Robert Alpert, 02-Margaret G. Gill, 03-Robert Jaunich II, 04-Robert P. Wayman					4.	Ratify appointment of Independent Auditors	☐	☐	☐

(Instructions: To withhold authority to vote for any individual nominee, mark the “FOR, EXCEPT WITHHOLD FROM THE FOLLOWING NOMINEE(S)” box and write that nominee’s name on the following blank line.)					The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

						S C A N L I N E

					Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Date Share Owner sign here	Co-Owner sign here

4142

CNF INC.

This Proxy is Solicited on Behalf of the Board of Directors of CNF Inc.

The undersigned appoints W.K. KENNEDY, JR., M.J. MURRAY AND W.J. SCHROEDER and each of them, the proxies of the undersigned, with full power of substitution, to vote the stock of CNF Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, April 22, 2003 at 9:00 A.M. at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, and at any adjournments or postponements thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR items 2, 3 and 4 on the reverse side.

(PLEASE SIGN THIS CARD ON THE REVERSE SIDE)

To change your address, please mark this box. ☐	CNF INC. P.O. BOX 11019 NEW YORK, N.Y. 10203-0019
To include any comments, please mark this box. ☐

Ú    DETACH PROXY CARD HERE    Ú

☐		Please Sign, Date and Return Promptly in the Enclosed Envelope.		☒ Votes must be indicated (x) in Black or Blue ink.

The Board of Directors recommends a vote FOR the election of directors and FOR items 2, 3 and 4 below.							FOR	AGAINST	ABSTAIN
	1.	Election of four Class III directors for a three-year term.			2.	Approve amendments to 1997 Equity and Incentive Plan and re-approve the Plan as amended	☐	☐	☐
		FOR ☐ ALL	WITHHOLD ☐ FOR ALL	FOR, EXCEPT WITHHOLD ☐ FROM THE FOLLOWING NOMINEE(S)	3.	Approve 2003 Equity Incentive Plan for Non-Employee Directors	☐	☐	☐

Nominees: 01-Robert Alpert, 02-Margaret G. Gill, 03-Robert Jaunich II, 04-Robert P. Wayman					4.	Ratify appointment of Independent Auditors	☐	☐	☐

(Instructions: To withhold authority to vote for any individual nominee, mark the “FOR, EXCEPT WITHHOLD FROM THE FOLLOWING NOMINEE(S)” box and write that nominee’s name on the following blank line.)					The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

						S C A N L I N E

					Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Date Share Owner sign here	Co-Owner sign here

4142

Dear Fellow Employee:	March 24, 2003

Enclosed is proxy material for the CNF Inc. Annual Meeting of Shareholders to be held on April 22, 2003. This material is being sent to you as a participant in the CNF Inc. Thrift and Stock Plan and includes (1) the Company’s 2003 Proxy Statement and 2002 Annual Report, (2) a card to instruct T. Rowe Price Trust Company, the Plan Trustee, as to how you wish the shares of Company stock credited to your account to be voted, (3) if you wish to instruct the Trustee to vote the preferred shares of Company stock credited to your account differently than the common shares, a direction form to instruct the Trustee as to how you wish to vote such preferred shares, and (4) an envelope to forward your instructions to The Bank of New York, the Company’s stock transfer agent.

In order to vote the Company shares credited to your account, you must complete and return the enclosed instruction card giving the Trustee specific voting instructions for the common and preferred shares. If you wish, you may sign and return the card without giving specific voting instructions and the shares will be voted as recommended by the CNF Inc. Board of Directors. The instruction card will direct the Trustee to vote both the common and preferred shares of Company stock credited to your account. If you wish to vote the preferred shares of stock differently than the common shares, you must also complete the preferred stock direction form and return it to The Bank of New York with the instruction card. Under the terms of the Plan, the Trustee votes the shares of each class of Company stock credited to your account for which it does not receive a signed instruction card on a timely basis in the same manner and proportion as the shares in such class of stock for which it does receive valid voting instructions on a timely basis.

Your instruction card must be returned directly to The Bank of New York, the Company’s stock transfer agent. It will be treated confidentially by the transfer agent and the Trustee.

The exercise of shareholder voting rights is a very important feature of the Plan because it allows you to participate directly in the affairs of the Company. We urge you to exercise your voting rights. In order for the Trustee to comply with your instructions, The Bank of New York must receive your completed instruction card no later than April 17, 2003.

Sincerely,

Eberhard G.H. Schmoller

Secretary

CNF INC. THRIFT AND STOCK PLAN

Direction of Participant to Trustee of

CNF Inc. Thrift and Stock Plan

(Common Stock and Preferred Stock)

The undersigned hereby directs the Trustee of CNF Inc. Thrift and Stock Plan to vote all shares of CNF Inc. common stock and preferred stock credited to the individual account of the undersigned under the Plan at the Annual Meeting of Shareholders of CNF Inc. to be held on Tuesday, April 22, 2003 at 9:00 A.M. at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, and at any adjournments or postponements thereof. The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to direct the Trustee to vote in accordance with the Board of Directors’ recommendations.

(PLEASE SIGN THIS CARD ON THE REVERSE SIDE)

To change your address, please mark this box. ☐	CNF INC. P.O. BOX 11098 NEW YORK, N.Y. 10203-0098
To include any comments, please mark this box. ☐

Ú    DETACH PROXY CARD HERE    Ú

☐		Please Sign, Date and Return Promptly in the Enclosed Envelope.		☒ Votes must be indicated (x) in Black or Blue ink.

The Board of Directors recommends a vote FOR the election of directors and FOR items 2, 3 and 4 below.							FOR	AGAINST	ABSTAIN
	1.	Election of four Class III directors for a three-year term.			2.	Approve amendments to 1997 Equity and Incentive Plan and re-approve the Plan as amended	☐	☐	☐
		FOR ☐ ALL	WITHHOLD ☐ FOR ALL	FOR, EXCEPT WITHHOLD ☐ FROM THE FOLLOWING NOMINEE(S)	3.	Approve 2003 Equity Incentive Plan for Non-Employee Directors	☐	☐	☐

Nominees: 01-Robert Alpert, 02-Margaret G. Gill, 03-Robert Jaunich II, 04-Robert P. Wayman					4.	Ratify appointment of Independent Auditors	☐	☐	☐

(Instructions: To withhold authority to vote for any individual nominee, mark the “FOR, EXCEPT WITHHOLD FROM THE FOLLOWING NOMINEE(S)” box and write that nominee’s name on the following blank line.)					The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

						S C A N L I N E

					Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Date Share Owner sign here	Co-Owner sign here

4143

Dear Fellow Employee:	March 24, 2003

Enclosed is proxy material for the CNF Inc. Annual Meeting of Shareholders to be held on April 22, 2003. This material is being sent to you as a participant in the EWW Savings Plan and includes (1) the Company’s 2003 Proxy Statement and 2002 Annual Report, (2) a card to instruct T. Rowe Price Trust Company, the Plan Trustee, as to how you wish the shares of Company stock credited to your account to be voted, (3) if you wish to instruct the Trustee to vote the preferred shares of Company stock credited to your account differently than the common shares, a direction form to instruct the Trustee as to how you wish to vote such preferred shares, and (4) an envelope to forward your instructions to The Bank of New York, the Company’s stock transfer agent.

In order to vote the Company shares credited to your account, you must complete and return the enclosed instruction card giving the Trustee specific voting instructions for the common and preferred shares. If you wish, you may sign and return the card without giving specific voting instructions and the shares will be voted as recommended by the CNF Inc. Board of Directors. The instruction card will direct the Trustee to vote both the common and preferred shares of Company stock credited to your account. If you wish to vote the preferred shares of stock differently than the common shares, you must also complete the preferred stock direction form and return it to The Bank of New York with the instruction card. Shares of each class of Company stock credited to your account for which the Trustee does not receive a signed instruction card on a timely basis will be voted in the manner determined by the Trustee.

Your instruction card must be returned directly to The Bank of New York, the Company’s stock transfer agent. It will be treated confidentially by the transfer agent and the Trustee.

The exercise of shareholder voting rights is a very important feature of the Plan because it allows you to participate directly in the affairs of the Company. We urge you to exercise your voting rights. In order for the Trustee to comply with your instructions, The Bank of New York must receive your completed instruction card no later than April 17, 2003.

Sincerely,

Eberhard G.H. Schmoller

Secretary

EWW SAVINGS PLAN

Direction of Participant to Trustee of

EWW Savings Plan

(Common Stock and Preferred Stock)

The undersigned hereby directs the Trustee of EWW Savings Plan to vote all shares of CNF Inc. common stock and preferred stock credited to the individual account of the undersigned under the Plan at the Annual Meeting of Shareholders of CNF Inc. to be held on Tuesday, April 22, 2003 at 9:00 A.M. at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, and at any adjournments or postponements thereof. The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to direct the Trustee to vote in accordance with the Board of Directors’ recommendations.

(PLEASE SIGN THIS CARD ON THE REVERSE SIDE)

To change your address, please mark this box. ☐	CNF INC. P.O. BOX 11019 NEW YORK, N.Y. 10203-0099
To include any comments, please mark this box. ☐

DIRECTION FORM (EWW SAVINGS PLAN)

SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK

Direction to Trustee

(USE ONLY IF YOU WISH TO VOTE PREFERRED SHARES SEPARATELY)

The undersigned hereby directs the Trustee of the EWW Savings Plan to vote all shares of CNF Inc. preferred stock credited to the individual account of the undersigned under the Plan at the Annual Meeting of Shareholders of CNF Inc. to be held on Tuesday, April 22, 2003 at 9:00 A.M. or at any adjournments or postponements thereof.

This direction cannot be voted unless it is properly signed and returned. If properly signed and returned, the Trustee will vote as directed by the undersigned or, if no choice is specified, the Trustee will vote FOR the election of directors and FOR items 2, 3 and 4 below, as described in the accompanying proxy statement.

1.	Election of Four Class III directors for a three-year term.

Nominees: Robert Alpert, Margaret G. Gill, Robert Jaunich II, Robert P. Wayman.

☐  Vote FOR all nominees listed above; except vote withheld from the following nominees (if any):

☐  Vote WITHHELD from all nominees.

2.	Approve amendments to 1997 Equity and Incentive Plan and re-approve the Plan as amended.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approve 2003 Equity Incentive Plan for Non-Employee Directors.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Ratify appointment of KPMG LLP as the Company’s auditors for the year 2003.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

,2003
Signature of Participant

Name (Please Print)

Address (Please Print)

City State	Zip Code

DIRECTION FORM (TASP)

SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK

Direction to Trustee

(USE ONLY IF YOU WISH TO VOTE PREFERRED SHARES SEPARATELY)

The undersigned hereby directs the Trustee of the CNF Inc. Thrift and Stock Plan to vote all shares of CNF Inc. preferred stock credited to the individual account of the undersigned under the Plan at the Annual Meeting of Shareholders of CNF Inc. to be held on Tuesday, April 22, 2003 at 9:00 A.M. or at any adjournments or postponements thereof.

This direction cannot be voted unless it is properly signed and returned. If properly signed and returned, the Trustee will vote as directed by the undersigned or, if no choice is specified, the Trustee will vote FOR the election of directors and FOR items 2, 3 and 4 below, as described in the accompanying proxy statement.

1.	Election of Four Class III directors for a three-year term.

Nominees: Robert Alpert, Margaret G. Gill, Robert Jaunich II, Robert P. Wayman

☐  Vote FOR all nominees listed above; except vote withheld from the following nominees (if any):

☐  Vote WITHHELD from all nominees.

2.	Approve amendments to 1997 Equity and Incentive Plan and re-approve the Plan as amended.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approve 2003 Equity Incentive Plan for Non-Employee Directors.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Ratify appointment of KPMG LLP as the Company’s auditors for the year 2003.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

,2003
Signature of Participant

Name (Please Print)

Address (Please Print)

City State	Zip Code